EXHIBIT 10.7











































                                                                   PAGE 184




















            NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY


                               and


         SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                           as Trustee



               (Burlington Coat Factory Warehouse
               of New Jersey, Inc. - 1995 Project)







                       INDENTURE OF TRUST




                   Dated as of August 1, 1995




                                                                   PAGE 185

                        INDENTURE OF TRUST


                        TABLE OF CONTENTS
                                                             PAGE

                            ARTICLE I
                           DEFINITIONS

     Section 101.  Definitions . . . . . . . . . . . . . . . . .7
     Section 102.  Rules of Construction . . . . . . . . . . . 19

                           ARTICLE II
                            THE BONDS

     Section 201.  Authorized Amount of Bonds. . . . . . . . . 21
     Section 202.  Purposes for Issuance of Bonds. . . . . . . 21
     Section 203.  Manner of Payment of Bonds. . . . . . . . . 21
     Section 204.  Maturities, Interest Rates, and Certain
                   Other Provisions. . . . . . . . . . . . . . 21
     Section 205.  Execution . . . . . . . . . . . . . . . . . 24
     Section 206.  Authentication. . . . . . . . . . . . . . . 24
     Section 207.  Limited Obligations . . . . . . . . . . . . 24
     Section 208.  Mutilated, Lost, Stolen or Destroyed
                   Bonds . . . . . . . . . . . . . . . . . . . 25
     Section 209.  Bond Register; Registration and
                   Transferability of Bonds. . . . . . . . . . 26
     Section 210.  Cancellation and Destruction of
                   Surrendered Bonds . . . . . . . . . . . . . 27
     Section 211.  Form of Bonds . . . . . . . . . . . . . . . 27
     Section 212.  Delivery of Bonds . . . . . . . . . . . . . 27
     Section 213.  Temporary Bonds . . . . . . . . . . . . . . 29
     Section 214.  Payments Due on Saturdays, Sundays and
                   Holidays. . . . . . . . . . . . . . . . . . 30
     Section 215.  Notice of Determination of Taxability . . . 30

                           ARTICLE III
                       REDEMPTION OF BONDS

     Section 301.  Redemption. . . . . . . . . . . . . . . . . 31
     Section 302.  Selection of Bonds to be Redeemed . . . . . 33
     Section 303.  Notice of Redemption; Rights of Holders . . 34
     Section 304.  Payment of Redeemed Bonds . . . . . . . . . 35

                           ARTICLE IV
                REVENUES; FUNDS; LETTER OF CREDIT

     Section 401.  Source of Payment of Bonds. . . . . . . . . 37
     Section 402.  Creation of Bond Fund . . . . . . . . . . . 37
     Section 403.  Use of Moneys in Bond Fund. . . . . . . . . 40
     Section 404.  The Letter of Credit. . . . . . . . . . . . 40
     Section 405.  Satisfaction of Obligations . . . . . . . . 43
     Section 406.  No Interest of Authority or Borrower. . . . 43
     Section 407.  Creation of Acquisition Fund. . . . . . . . 43
     Section 408.  Payments from Acquisition Fund. . . . . . . 43

                                                                 PAGE 186

     Section 409.  [Intentionally Omitted] . . . . . . . . . . 44
     Section 410.  NonPresentment of Bonds . . . . . . . . . . 44
     Section 411.  Moneys To Be Held in Trust. . . . . . . . . 44
     Section 412.  Repayment to the Bank from Bond Fund. . . . 45
     Section 413.  Rebate Fund . . . . . . . . . . . . . . . . 45

                            ARTICLE V
              GENERAL REPRESENTATIONS AND COVENANTS

     Section 501.  Payment of Principal, Premium and
                   Interest. . . . . . . . . . . . . . . . . . 46
     Section 502.  Performance of Covenants. . . . . . . . . . 46
     Section 503.  Authorization . . . . . . . . . . . . . . . 46
     Section 504.  Creation of Liens; Indebtedness . . . . . . 47
     Section 505.  Inspection of Project Books . . . . . . . . 47
     Section 506.  Rights under Loan Agreement . . . . . . . . 47
     Section 507.  Enforcement of Duties and Obligations of
                   the Borrower. . . . . . . . . . . . . . . . 47
     Section 508.  Recordation and Filing of Documents . . . . 48
     Section 509.  Instruments of Further Assurance. . . . . . 48
     Section 510.  Transfer of Letter of Credit. . . . . . . . 48
     Section 511.  Furnishing Documents to the Authority . . . 48
     Section 512.  No Litigation . . . . . . . . . . . . . . . 48
     Section 513.  No Other Encumbrances . . . . . . . . . . . 49
     Section 514.  No Personal Liability . . . . . . . . . . . 49
     Section 515.  Compliance with Rule 15c2-12. . . . . . . . 49

                            ARTICLE VI
                           INVESTMENTS

     Section 601.  Investment of Bond Fund and Acquisition
                   Fund. . . . . . . . . . . . . . . . . . . . 53
     Section 602.  Investment of Letter of Credit Account. . . 54
     Section 603.  General Provisions of Investments . . . . . 54

                           ARTICLE VII
                   THE TRUSTEE, PAYING AGENTS

     Section 701.  Appointment of Trustee; Acceptance of the
                   Trusts. . . . . . . . . . . . . . . . . . . 56
     Section 702.  Fees, Charges and Expenses of Trustees
                   and Paying Agents . . . . . . . . . . . . . 59
     Section 703.  [Intentionally Omitted] . . . . . . . . . . 60
     Section 704.  Intervention by Trustee . . . . . . . . . . 60
     Section 705.  Successor Trustee . . . . . . . . . . . . . 60
     Section 706.  Resignation by the Trustee. . . . . . . . . 61
     Section 707.  Removal of the Trustee. . . . . . . . . . . 61
     Section 708.  Appointment of Successor Trustee by the
                   Borrower or Bondholders . . . . . . . . . . 61
     Section 709.  Concerning any Successor Trustee. . . . . . 62
     Section 710.  Trustee Protected in Relying upon
                   Resolutions, etc. . . . . . . . . . . . . . 62
     Section 711.  Successor Trustee as Trustee of the
                   Funds, Bond Registrar and Paying Agent. . . 63
     Section 712.  Trustee and Authority Required to Accept
                                                                 PAGE 187

                   Directions and Actions of Borrower. . . . . 63
     Section 713.  Paying Agent or Agents. . . . . . . . . . . 63
     Section 714.  Maintenance of Records. . . . . . . . . . . 64
     Section 715.  Consent of Borrower and Letter of Credit
                   Issuer. . . . . . . . . . . . . . . . . . . 64

                          ARTICLE VIII
                     SUPPLEMENTAL INDENTURES

     Section 801.  Supplemental Indentures Not Requiring
                   Consent of Bondholders. . . . . . . . . . . 65
     Section 802.  Supplemental Indentures Requiring Consent
                   of Bondholders. . . . . . . . . . . . . . . 66
     Section 803.  Consent of Borrower and Bank. . . . . . . . 67
     Section 804.  Bond Counsel Opinion. . . . . . . . . . . . 67

                           ARTICLE IX
               DEFAULT PROVISIONS AND REMEDIES OF
                     TRUSTEE AND BONDHOLDERS

     Section 901.  Events of Default . . . . . . . . . . . . . 69
     Section 902.  Acceleration. . . . . . . . . . . . . . . . 69
     Section 903.  Preservation of Security. . . . . . . . . . 71
     Section 904.  Other Remedies. . . . . . . . . . . . . . . 71
     Section 905.  Right of Letter of Credit Issuer or
                   Bondholders to Direct Proceedings . . . . . 72
     Section 906.  Appointment of Receiver . . . . . . . . . . 73
     Section 907.  Application of Moneys . . . . . . . . . . . 73
     Section 908.  Remedies Vested in Trustee. . . . . . . . . 75
     Section 909.  Rights and Remedies of Bondholders. . . . . 75
     Section 910.  Termination of Proceedings. . . . . . . . . 76
     Section 911.  Waivers and Non-Waiver of Events of
                   Default . . . . . . . . . . . . . . . . . . 76
     Section 912.  Notice of Defaults. . . . . . . . . . . . . 77
     Section 913.  Waiver of Redemption Rights . . . . . . . . 78
     Section 914.  Rights of Bank Regarding Collateral . . . . 78

                            ARTICLE X
                   AMENDMENT OF LOAN AGREEMENT

     Section 1001.  Amendments to Loan Agreement Not
                    Requiring Consent of Bondholders . . . . . 79
     Section 1002.  Amendments to Loan Agreement Requiring
                    Consent of Bondholders . . . . . . . . . . 79

                           ARTICLE XI
                        DISCHARGE OF LIEN

     Section 1101.  Defeasance of Bonds. . . . . . . . . . . . 80

                           ARTICLE XII
                          MISCELLANEOUS

     Section 1201.  Consent of Bondholders . . . . . . . . . . 83
     Section 1202.  Limitation of Rights . . . . . . . . . . . 84
                                                                  PAGE 188

     Section 1203.  Limitation on Liability of Members of
                    Authority. . . . . . . . . . . . . . . . . 84
     Section 1204.  Severability . . . . . . . . . . . . . . . 84
     Section 1205.  Notices. . . . . . . . . . . . . . . . . . 84
     Section 1206.  Notice to Moody's. . . . . . . . . . . . . 86
     Section 1207.  Counterparts . . . . . . . . . . . . . . . 86
     Section 1208.  Table of Contents and Section Headings
                    Not Controlling. . . . . . . . . . . . . . 86
     Section 1209.  Governing Law. . . . . . . . . . . . . . . 86
     Section 1210.  Third Party Beneficiary. . . . . . . . . . 86























                                                                 PAGE 189

                        INDENTURE OF TRUST

          THIS INDENTURE OF TRUST, dated as of the first day of August, 1995 (the "Indenture"), by and between the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey and Shawmut Bank Connecticut, National Association, a national banking association duly organized and validly existing and authorized to accept and execute the trusts of the character hereinafter set forth under and by virtue of the laws of the United States of America, with its principal corporate trust office located at Hartford, Connecticut, as Trustee (the "Trustee").

                      W I T N E S S E T H:

          WHEREAS, the New Jersey Economic Development Authority Act, constituting N.J.S.A. 34:1B-1 et seq., as amended (the "Act"), declares that the legislature has determined that Department of Labor and Industry statistics of recent years indicate a continuing decline in manufacturing employment within the State of New Jersey (the "State") which is a contributing factor to the unemployment existing within the State, which exceeds the national average, thus adversely affecting the economy of the State and the prosperity, safety, health and general welfare of its inhabitants and their standard of living; and that the availability of financial assistance and suitable facilities are important inducements to new and varied employment promoting enterprises to locate in the State, and to existing enterprises to remain and expand in the State; and

          WHEREAS, the Authority was created to aid in remedying the aforesaid conditions and further to implement the purposes of the Act, and the legislature has determined and declared as a matter of express legislative determination that the Authority and powers conferred upon the Authority under the Act and the expenditure of moneys pursuant thereto constitutes a serving of a valid public purpose and that the enactment of the provisions set forth in the Act is in the public interest and for the public benefit and good; and

          WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit or make loans to any person for the planning, designing, acquiring, constructing, reconstructing, improving, equipping and furnishing of a project, for which credits or loans may be secured by loan agreements, security agreements, mortgages, leases, contracts and any other instruments, upon such terms and conditions as the Authority shall deem reasonable, and to require the inclusion in any loan
                                                                  PAGE 190
agreement, security agreement, mortgage, lease, contract, and any other instrument, such provisions for the construction, use, operation and maintenance and financing of a project as the Authority may deem necessary or desirable and to enter into contracts with respect to the improvement, equipping, furnishing, operation and maintenance of a project, for such consideration and upon such terms and conditions as the Authority may determine to be reasonable; and

          WHEREAS, the Borrower submitted an application (the "Original Application") to the Authority for financial assistance in the principal amount of $10,000,000 for financing a portion of the costs of a project (the "1985 Project") consisting of the acquisition of 46.779 acres of land in the Township of Burlington, Burlington County, New Jersey, the construction of an approximately 500,000 square foot building situate thereon for use as a national distribution center for the Borrower's products containing about 25,000 square feet of office space, the equipping of such building with conveyor systems, rolling racks and automated machinery and the construction of a parking lot adjacent to such building, and the Authority, by resolution duly adopted July 3, 1985 in accordance with the Act, accepted the application of the Borrower for assistance in financing the 1985 Project; and

          WHEREAS, the Authority, by resolution duly adopted September 4, 1985 in accordance with the Act, authorized the issuance of not to exceed $10,000,000 aggregate principal amount of its Economic Development Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1985 Project) for the purpose of making a loan to the Borrower to finance the 1985 Project (the "Original Loan"); and

          WHEREAS, on September 20, 1985 the Authority issued $10,000,000 of its Economic Development Bonds dated September 1, 1985 to finance the 1985 Project (the "Prior Bonds") pursuant to the provisions of an Indenture of Trust by and between the Authority and National Westminster Bank, USA, as Trustee, dated as of September 1, 1985 (the "Prior Indenture"); and

          WHEREAS, aforesaid Prior Bonds maturing on or after September 1, 1996 are subject to redemption prior to maturity, at the option of the Borrower, on any interest payment date on or after September 1, 1995; and

          WHEREAS, the Borrower is desirous of redeeming the Prior Bonds dated September 1, 1985 maturing on or after September 1, 1996 (the "Refunded Bonds") on September 1, 1995;
and

          WHEREAS, the Borrower, by letter dated May 10, 1995, has notified the Authority of its intent to redeem the Refunded
Bonds on September 1, 1995 and has requested the Authority's
                                                                  PAGE 191
assistance in the issuance of not to exceed $10,000,000 aggregate principal amount of bonds to refinance the 1985 Project and to redeem the Refunded Bonds; and

          WHEREAS, on July 11, 1995, the Authority by resolution duly adopted (the "Resolution"), authorized the issuance of its Economic Development Refunding Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1995 Project) (the "Refunding Bonds" or the "Bonds") for the purpose of providing funds for the Borrower to refinance the 1985 Project and redeem the Refunded Bonds (the "Project"); and

          WHEREAS, the Authority has determined that the issuance, sale and delivery of said Bonds, as hereinafter provided, is needed to finance the cost of the Project, including necessary expenses incidental thereto and concurrently herewith, the Authority and the Borrower have entered into a Loan
Agreement, dated as of August 1, 1995, providing for the financing of the Project (the "Loan Agreement" or "Agreement");
and

          WHEREAS, the Borrower has caused to be delivered to the Trustee an Irrevocable Direct Pay Letter of Credit No. 40017969 (the "Initial Letter of Credit") issued by First Fidelity Bank, National Association (the "Bank") providing for the payment of principal and up to 210 days interest on the Bonds calculated at the rate of six and one hundred twenty-five thousandths percentum (6.125%) per annum accrued on the Bonds; and

          WHEREAS, the Bank will be entitled to reimbursement by the Borrower for all amounts drawn under the Initial Letter of Credit (as hereinafter defined) pursuant to the terms of a Letter of Credit Reimbursement Agreement (the "Reimbursement Agreement"), dated as of the date hereof, between the Borrower and the Bank, a copy of which has been delivered to the Trustee; and

          WHEREAS, the obligation of the Borrower to reimburse the Bank for payments made under the Initial Letter of Credit and the Reimbursement Agreement shall be additionally secured by a mortgage from the Borrower to the Bank on the real property and improvements thereon more specifically described in Exhibit A thereto (the "Mortgage"), a guaranty of payment by the Corporate Guarantor (as hereinafter defined), an Assignment of Leases and by filed Financing Statements creating a security interest in Machinery and Equipment; and

          WHEREAS, the execution and delivery of this Indenture have been duly authorized by the Authority, and all conditions, acts and things necessary and required by the Constitution or statutes of the State of New Jersey or otherwise, to exist, to have happened, or to have been performed precedent to and in the
                                                                  PAGE 192
execution and delivery of this Indenture and in the issuance of the Bonds herein authorized, do exist, have happened and have been performed in regular form, time and manner; and

          WHEREAS, the said Trustee has power to enter into this Indenture and to execute the trusts hereby created and has accepted the trusts so created and in evidence thereof has joined in the execution hereof.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          That the Authority, in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, of the mutual covenants herein contained, of the purchase and acceptance of the Bonds by the Holders thereof, of the issuance of the Letter of Credit by the Bank, and of the sum of One Dollar, in lawful money of the United States of America to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration the receipt whereof is hereby acknowledged, and in order to secure (A) the payment of the principal of, redemption premium, if any, and interest on the Bonds according to their terms, (B) the obligations of the Borrower under the Loan Agreement, (C) all of the obligations of the Borrower under the Reimbursement Agreement to reimburse the Letter of Credit Issuer for all draws under the Letter of Credit, to perform its covenants contained therein and to repay all amounts owing thereunder, whether for fees, expenses, reimbursements of drawings under the Letter of Credit or otherwise, and (D) the performance and observance by the Authority of all the covenants expressed or implied herein and in the Bonds, does by these presents (i) sell, grant, bargain, assign, transfer, convey, pledge and set over to the Trustee, and (ii) grant to the Trustee for the benefit of the owners of the Bonds a security interest in:

               (A) All of the Authority's right, title to and interest in, to and under the Loan Agreement (but none of its obligations thereunder), including, but not limited to, all payments due and to become due thereunder (except for payments to or for the benefit of the Authority under Sections 4.4, 5.22 and 5.23 of the Loan Agreement, and reserving its right to sue in its own name and for its own benefit to recover damages for breach by the Borrower of, or to seek specific performance of the Borrower's obligations as set forth in the Loan Agreement and including other Reserved Rights), and all moneys, securities, Funds and Accounts (including investments, if any) held and to be held by the Trustee pursuant to this Indenture; and

               (B)  the Revenues; and
                                                                  PAGE 193
               (C) all substitutions and replacements for any of the foregoing and all proceeds of any of the foregoing;
          the same to be held in trust and applied by the Trustee as provided herein;

          PROVIDED, HOWEVER, that the Authority, in order to accomplish the purposes and objectives of the New Jersey Economic Development Authority Act (P.L. 1974, c. 80), as amended and supplemented, retains the right, jointly and severally with the Trustee, upon the happening of an Event of Default, to enforce the provisions contained in the Loan Agreement, whether or not the Trustee or the Holders shall have exercised any rights or remedies under this Indenture or the Loan Agreement, to the extent reasonably necessary to enforce the public purposes thereof. In addition, the Authority shall have the right and remedy, without posting bond or other security, to have provisions of the Loan Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any breach or threatened breach of a provision of the Loan Agreement will cause irreparable injury to the Authority and that money damages will not provide an adequate remedy therefor;

          PROVIDED THAT THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE OF, IF ANY, OR INTEREST ON THE BONDS. THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (THE "AUTHORITY"), PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER; AND PROVIDED FURTHER THAT THE OBLIGATION TO REIMBURSE THE LETTER OF CREDIT ISSUER FOR DRAWS UNDER THE LETTER OF CREDIT AND THE OTHER OBLIGATIONS UNDER THE REIMBURSEMENT AGREEMENT (AS HEREIN DEFINED) ARE SOLELY OBLIGATIONS OF THE BORROWER AND ARE NOT IN ANY MANNER OBLIGATIONS OF THE AUTHORITY, THE STATE OF NEW JERSEY OR ANY POLITICAL SUBDIVISION THEREOF;

          TO HAVE AND TO HOLD the same unto the Trustee and its successors in trust forever;

          IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and proportionate benefit, security and protection of all Holders of the Bonds issued under and secured by this Indenture without preference, priority or distinction as to lien or otherwise of any Bonds over any other Bonds, and for the security of the Bank, except that moneys available to the Trustee under the Letter of Credit shall be available solely for the payment of the principal of and interest on the Bonds.

          IT IS HEREBY COVENANTED, declared and agreed by and
                                                                  PAGE 194
between the parties hereto that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said property hereby sold, granted, bargained, assigned, transferred, conveyed, pledged and set-over is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority does hereby agree and covenant with the Trustee, with the respective Holders from time to time of the Bonds and with the Bank as follows:






















                                                                   PAGE 195
                            ARTICLE I

                           DEFINITIONS

          Section 101. Definitions. The following words and terms as used herein shall have the following meanings unless the context or use indicates another or different meaning or intent. Capitalized terms found herein, but not defined herein shall have the same meanings as defined in the Loan Agreement.

          "Account" shall mean any account created under this Indenture;

          "Acquisition Fund" shall mean the fund so designated which is established pursuant to Section 407 hereof;

          "Act" shall mean the New Jersey Economic Development
Authority Act, constituting N.J.S.A. 34:1B-1 et seq., as amended, or any successor legislation, and the regulations promulgated thereunder;

          "Act of Bankruptcy" shall mean the filing of a petition in bankruptcy (or other commencement of a bankruptcy or similar proceeding) by or against the Borrower, the Corporate Guarantor or the Authority under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect;

          "Act of Bankruptcy of the Bank" shall occur when the Bank, as issuer of the Letter of Credit, or any Letter of Credit Issuer, becomes insolvent or fails to pay its debts generally as such debts become due or admits in writing its inability to pay any of its indebtedness or consents to or petitions for or applies to any authority for the appointment of a receiver, liquidator, trustee or similar official for itself or for all or any substantial part of its properties or assets or any such trustee, receiver, liquidator or similar official is otherwise appointed or when insolvency, reorganization, arrangement or liquidation proceedings (or similar proceedings) are instituted by or against the Bank, or any Letter of Credit Issuer, provided that any such proceedings brought against the Bank or any Letter of Credit Issuer, will constitute such an Act of Bankruptcy only if not dismissed within one hundred twenty (120) days;

          "Agreement" or "Loan Agreement" shall mean the Loan Agreement dated as of August 1, 1995 by and between the Authority and the Borrower and any amendments thereof and supplements thereto relating to the Project to be financed from proceeds of the Bonds;

          "Alternate Letter of Credit" shall mean any letter of credit substituted for the Initial Letter of Credit, including any renewals or extensions of the Initial Letter of Credit by the Letter of Credit Issuer, pursuant to and meeting the requirements
                                                                  PAGE 196
of Section 404 hereof;

          "Alternate Letter of Credit Issuer" shall mean the issuer of an Alternate Letter of Credit which meets the standards set forth in Section 404(d) hereof;

          "Application" shall mean the Borrower's letter to the Authority, dated May 10, 1995, with respect to the Project, and all attachments, exhibits, correspondence and modifications submitted in writing to the Authority in connection with said application;

          Articles and Sections mentioned by number only are the respective Articles and Sections of this Indenture so numbered;

          "Assignment of Leases and Rents" shall mean the assignment dated as of August 1, 1995, which is made a part of the Record of Proceedings, executed by the Borrower and assigning to the Bank the benefits of existing and future leases on the Project Facility, as the same may be amended from time to time;

          "Authority" shall mean the New Jersey Economic
Development Authority, a public body corporate and politic constituting an instrumentality of the State of New Jersey exercising governmental functions and any body, board, authority, agency or political subdivision or other instrumentality of the State which shall hereafter succeed to the powers, duties and functions thereof;

          "Authority's Fee" shall mean the fee in the amount of $25,000, payable to the Authority for its services in connection with the issuance of the Bonds;

          "Authorized Authority Representative" shall mean any individual or individuals duly authorized by the Authority to act on its behalf pursuant to the Resolution;

          "Authorized Borrower Representative" shall mean any individual or individuals duly authorized by the Borrower to act on its behalf;

          "Authorized Denominations" shall mean minimum denomina-tions of $25,000 and integral multiples of $5,000 thereafter;

          "Authorized Trustee Representative" shall mean such person or persons designated by the Trustee to act on its behalf;

          "Available Moneys" shall mean, with respect to the payment of principal of, redemption premium, if any and interest on the Bonds (i) moneys which are paid to the Trustee by the Letter of Credit Issuer pursuant to a draw on the Letter of Credit, (ii) moneys which have been deposited in the Bond Fund, (other than moneys drawn under the Letter of Credit and deposited
                                                                  PAGE 197
in the Letter of Credit Account within the Bond Fund pursuant to
Section 402 hereof), which moneys have remained on deposit in the Bond Fund for at least 123 days during and prior to which there has been no Act of Bankruptcy, (iii) moneys which have been deposited directly by the Borrower with the Trustee in the Bond
Fund and which have remained on deposit therein for at least 123 days during and prior to which there has been no Act of Bankruptcy, (iv) the proceeds of the sale of refunding obligations, if, in the opinion, acceptable to Moody's, of nationally recognized counsel experienced in bankruptcy matters, the application of such moneys will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy, or (v) the proceeds from investment of moneys qualifying as Available Moneys under clauses (ii) or (iii) of this definition, if, in the opinion, acceptable to Moody's, of nationally recognized counsel experienced in bankruptcy matters, the application of such moneys will not constitute a voidable preference in the event of an Act of Bankruptcy;

          "Bank" shall mean, with respect to the Initial Letter of Credit, First Fidelity Bank, National Association, issuer of the irrevocable direct pay Initial Letter of Credit, dated the Issue Date, with its office located at 123 South Broad Street, Philadelphia, Pennsylvania 19109 and its successors and assigns, and with respect to an Alternate Letter of Credit, the Alternate Letter of Credit Issuer;

          "Bond" or "Bonds" or "Refunding Bond" or "Refunding Bonds" shall mean the Authority's not to exceed $10,000,000 aggregate principal amount of Economic Development Refunding Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1995 Project) issued to provide funds to finance the Project, substantially in the form attached as Exhibit A to the Indenture;

          "Bond Counsel" shall mean the law firm of Wilentz, Goldman & Spitzer, P.A., 90 Woodbridge Center Drive, Woodbridge,
New Jersey or any other nationally recognized bond counsel acceptable to the Authority, the Trustee and the Letter of Credit
Issuer;

          "Bondholder" or "Holder" or "Owner" shall mean any person who shall be the registered owner of any Bond or Bonds as shown on the registration books maintained on behalf of the Authority by the Bond Registrar;

          "Bond Fund" shall mean the Fund so designated which is established and created by Section 402 hereof;

          "Bond Proceeds" shall mean the amount, including any accrued interest, paid to the Authority by the Placement Agent pursuant to the Placement Agreement as the purchase price of the Bonds, and any interest income earned thereon;
                                                                   PAGE 198
          "Bond Year" shall mean the one-year period commencing
September 1 and ending on the following August 31; except that the first Bond Year shall commence on the Issue Date and end on August 31, 1996;

          "Borrower" shall mean Burlington Coat Factory Warehouse of New Jersey, Inc., a corporation organized and existing under the laws of the State of New Jersey and its successors and assigns;

          "Business Day" shall mean a day of the year, other than a Saturday, Sunday or other day, on which banks located in the municipality in which the Principal Offices of the Trustee, the Paying Agent, the Bond Registrar (as defined in Section 209 hereof) or the Bank are located are authorized or required by law to close;

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and rules promulgated thereunder;

          "Collateral" shall mean all the real property subject to the lien of the Mortgage and the Assignment of Leases, the Machinery and Equipment, as well as all those assets of the Borrower in which the Authority or the Bank are granted a security interest and all other real and personal property owned by the Borrower and pledged, conveyed or in which the Authority or the Bank are otherwise granted a lien and/or security interest in connection with the Reimbursement Agreement (as hereinafter defined) or any other Loan Document;

          "Corporate Guarantor" shall mean Burlington Coat
Factory Warehouse Corporation, a corporation of the State of Delaware, the Borrower's parent corporation;

          "Cost" shall mean those items set forth in Section 3(c) of the Act and all expenses as may be necessary or incident to acquiring, constructing, installing or restoring the Project;

          "Debt Service Payment" shall mean, with respect to any Interest Payment Date, (i) the interest payable on such Interest Payment Date on all Bonds then Outstanding, plus (ii) the principal, if any, payable on such Interest Payment Date on all such Bonds, plus (iii) the redemption premium, if any, payable on such Interest Payment Date on all such Bonds;

          "Determination of Taxability" shall be deemed to have occurred upon the happening of any of the following:

          (i) the issuance of a published or private written ruling of the Internal Revenue Service in which the Borrower or any "related person" has participated or with respect to which the Borrower or "related person" has been given
                                                                 PAGE 199
     written notice and the opportunity to participate, to the effect that the interest payable on the Bonds is wholly includable in the gross income for Federal income tax purposes of one or more Owners thereof; or

          (ii) a final, nonappealable determination by a court of competent jurisdiction in the United States in a proceeding with respect to which the Borrower or "related person" has been given written notice and the opportunity to participate and defend, to the effect that the interest payable on the Bonds is wholly includable in the gross income for Federal income tax purposes of one or more Owners thereof; or

          (iii) the enactment of legislation of the Congress of the United States with the effect that interest payable on the Bonds is, or would be, in the opinion of Bond Counsel, includable in the gross income of the Owners (except Owners who are "substantial users" or "related persons" within the meaning of Section 147(a) of the Code);

          "Escrow Agent" shall mean Shawmut Bank Connecticut,
National Association, Hartford, Connecticut or its successor in interest;

          "Escrow Deposit Agreement" shall mean the Escrow
Deposit Agreement dated as of August 1, 1995 pursuant to which proceeds of the Bonds will be deposited with the Escrow Agent which will be used to redeem the Refunded Bonds;

          "Event of Default" shall have the meaning given to such term in Section 901 hereof;

          "Excess Investment Earnings" are determinable as of the end of each Bond Year on the basis of the period from the date of original delivery and payment for the Bonds through the last day of the most recently completed Bond Year, and are the excess of:

          (a) the aggregate amount earned on investments held under this Indenture (including unrealized gains and losses upon the retirement of the last Bond, but excluding (i) investments in evidences of indebtedness described in
     Section 103(a)(1) of the Code and (ii) investments of amounts held in the Rebate Fund) over

          (b) the amount that would have been earned on such investments if they had a Yield equal to the Yield of the Bonds (determined on a present value basis from the date of original delivery and payment for the Bonds, without adjustment for costs of issuance);


          "Fiduciary" shall mean the Trustee or Paying Agent;

                                                                   PAGE 200

          "Funds" shall mean the Acquisition Fund and the Bond
Fund and shall not include the Rebate Fund;

          "Gross Proceeds" shall have the meaning set forth in
Section 1.148-1(b) of the Treasury Regulations, presently including, without limitation:

          (a) Sale proceeds, which are amounts actually or constructively received on the sale (or other disposition) of the Bonds, excluding amounts included in the issue price used to pay accrued interest within one (1) year of the date of issuance;

          (b) Investment proceeds, which are amounts actually or constructively received from the investment of sale proceeds or investment proceeds;

          (c) Transferred proceeds, which are proceeds of a refunded issue that are allocable to a refunding issue at the time the refunded issue is discharged;

          (d) Replacement proceeds, which are amounts replaced by proceeds of an issue, including amounts held in a sinking fund, pledged fund, or reserve or replacement fund for an issue; and

          (e) Amounts not otherwise taken into account which are received as a result of investing the amounts described above;

          "Guaranty" or "Guaranty Agreement" shall mean the guaranty and suretyship agreement dated as of August 1, 1995, executed and delivered by the Corporate Guarantor to the Bank;

          The terms "herein", "hereunder", "hereby", "hereto",
"hereof" and any similar terms, refer to this Indenture; the term
"heretofore" means before the date of execution of this Indenture; and the term "hereafter" means after the date of execution of this Indenture;

          The term "Holder" shall have the meaning ascribed to "Bondholder" in this Section;

          "Indenture" shall mean this Indenture of Trust, as the same may have been from time to time amended, modified or supplemented by Supplemental Indentures as permitted hereby;

          "Initial Letter of Credit" shall mean the irrevocable direct pay Letter of Credit dated the Issue Date, in the form of Annex A attached to the Reimbursement Agreement (as herein defined), issued by the Bank;

                                                                  PAGE 201

          "Interest Payment Date" shall mean March 1, 1996 and each September 1 and March 1 thereafter;

          "Issue Date" shall mean August 24, 1995;

          "Letter of Credit" shall mean the Initial Letter of Credit or any Alternate Letter of Credit;

          "Letter of Credit Account" shall mean the account so designated which is established and created as a separate account within the Bond Fund pursuant to Section 402 hereof;

          "Letter of Credit Issuer" shall mean the Bank as issuer of the Initial Letter of Credit and any issuer of an Alternate
Letter of Credit;

          "Letter of Credit Maturity Date" shall mean the date of expiration of the Initial Letter of Credit which is September 15, 2000, unless extended or renewed, or if the Initial Letter of Credit has been replaced with an Alternate Letter of Credit, then the expiration date of the Alternate Letter of Credit;

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code (other than any such financing statement filed for information purposes only) or comparable law of any jurisdiction to evidence any of the foregoing);

          "Loan" shall mean the issuance of an amount not to exceed $10,000,000 by the Authority for the purposes of redeeming the Refunded Bonds;

          "Loan Documents" shall mean any or all of this Indenture, the Loan Agreement, the Mortgage, the Financing Statements, the Guaranty Agreement, the Placement Agreement, the Assignment of Leases, the Reimbursement Agreement, the Letter of Credit, the Escrow Deposit Agreement, any documents securing the Borrower's obligations under the Loan Agreement, the Indenture and the Reimbursement Agreement, and all documents and instruments executed in connection therewith and all amendments and modifications thereto;

          "Moody's" shall mean Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the

                                                                 PAGE 202

functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Authority, with the approval of the Borrower, by notice to the Trustee and the Borrower;

          "Mortgage" shall mean the first mortgage lien on and security interest in the Premises securing the obligations of the Borrower to the Bank, which Mortgage is made a part of the Record of Proceedings, executed by the Borrower, as Mortgagor, and given to the Bank, as Mortgagee;

          "Net Proceeds" shall mean the Bond Proceeds less any amounts placed in a reasonably required reserve or replacement fund within the meaning of Section 150(a)(3) of the Code;

          "1985 Project" shall mean the acquisition of 46.779 acres of land in the Township of Burlington, Burlington County, New Jersey and the construction of an approximately 500,000 square foot building situate thereon for use as a national distribution center for the Borrower's products containing about 25,000 square feet of office space, the equipping of such building with conveyor systems, rolling racks and automated machinery and the construction of a parking area adjacent to such building, a portion of such costs being financed with the proceeds of the Prior Bonds;

          "Nonpurpose Investment" shall mean any "investment property" (within the meaning of Section 148(b)(2) of the Code) which is (i) acquired with the Gross Proceeds of the Bonds and
(ii) not acquired in order to carry out the governmental purpose of the Bonds;

          "Outstanding", when used with reference to Bonds and as of any particular date, shall describe all Bonds theretofore and thereupon being authenticated and delivered except (a) any Bond canceled by the Trustee or proven to the satisfaction of the Trustee to have been canceled by the Authority or by any other Fiduciary, at or before said date, (b) any Bond for payment or Redemption of which moneys equal to the principal amount or redemption price thereof, as the case may be, with interest to the date of maturity or redemption date, shall have theretofore been deposited with one or more of the Fiduciaries in trust (whether upon or prior to maturity or the redemption date of such Bond) and, except in the case of a Bond to be paid at maturity, of which notice of redemption shall have been given or provided for in accordance with Article III hereof, (c) any Bond in lieu of or in substitution for which another Bond shall have been authenticated and delivered pursuant to Article II hereof, and
(d) any Bond held by the Borrower;

          "Paragraph" shall mean a specified paragraph of a Section, unless otherwise indicated;

                                                                 PAGE 203

          "Paying Agent" shall mean any paying agent for Bonds appointed by or pursuant to Section 713 hereof, and its successor or successors and any other corporation or association which may at any time be substituted pursuant to this Indenture;

          "Permitted Encumbrances" shall mean, as of any paricular time: (i) liens for taxes and assessments not then delinquent or, provided there is no risk of forfeiture or sale of any of the Collateral, which are being contested in good faith and for which reserves have been established by the Borrower which are satisfactory to the Bank, all in accordance with the provisions of Section 5.8 of the Reimbursement Agreement; (ii) liens granted pursuant to the Reimbursement Agreement, the Indenture, the Loan Agreement, the Mortgage, the Assignment of Leases, the Financing Statements and the other Loan Documents;
(iii) liens securing claims or demands of mechanics and materialmen or other liens similar in nature; (iv) utility access and other easements and rights of way, restrictions and exceptions that the Title Insurance Policy insures will not interfere with or impair the Premises or the Project Facility and previously approved by and acceptable to the Bank; (v) purchase money security interests encumbering (A) property other than the Collateral or (B) property acquired after the date hereof and otherwise comprising Collateral, provided, however, that the Bank's lien shall remain in effect with respect to such Collateral subject only to such purchase money security interest(s); (vi) those exceptions shown on Schedule B of the Title Insurance Policy acceptable to the Bank and the Authority;
(vii) liens of or resulting from any litigation or legal proceeding which are being contested in good faith by appropriate actions or proceedings or any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Borrower shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured and for which a supersedeas bond has been timely posted; (viii) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties which are necessary to the conduct of the activities of the Borrower or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in the aggregate materially impair the operation of the business of the Borrower; and (ix) liens in favor of the City of Burlington in connection with an Urban Development Act Grant (UDAG Grant Number B-85-AB-34-0262), which liens are subordinate to the lien of and Mortgage in favor of the Bank;

          "Permitted Investments" shall mean those investments described in Article VI hereof;

          "Person" or "Persons" shall mean any individual,

                                                                  PAGE 204
corporation, partnership, joint venture, trust, or unincorporated organization, or a governmental agency or any political subdivision thereof;

          "Placement Agent" shall mean First Fidelity Bank, N.A., in its capacity as agent in connection with the placement of the Bonds;

          "Placement Agreement" shall mean the Placement
Agreement dated as of August 1, 1995 by and among the Placement
Agent, the Bank, the Authority and the Borrower;

          "Premises" shall mean the premises and all improvements thereon located in the Project Municipality, all as described in Schedule A to the Loan Agreement and the Mortgage;

          "Principal Office" shall mean (i) in the case of the Trustee, the principal corporate trust office of the Trustee located at Hartford, Connecticut, or which at any particular time its corporate trust business shall be administered; (ii) in the case of the Bank, its office at which documents for drawing on the Letter of Credit are to be presented; (iii) in the case of the Placement Agent, the office thereof designated in writing to the Trustee, the Bank and the Borrower and (iv) in the case of any care of their attorney Stacy John Haigney, other Person, the office thereof designated in writing to the Trustee and the Bank;

          "Project" shall mean the refinancing of the 1985
Project and the redemption of the Refunded Bonds with the proceeds of the Bonds;

          "Project Facility" or "Project Facilities" shall mean the land, the improvements and the building situate thereon located in the Project Municipality acquired and constructed by the Borrower, including any additions, substitutions or replacements which have been constructed or acquired thereon with the proceeds of the Refunded Bonds;

          "Project Municipality" shall mean the Township of Burlington, County of Burlington, State of New Jersey;

          "Proper Charge" shall mean (i) issuance costs for the Bonds, including, without limitation, certain attorneys' fees, printing costs, initial trustee's fees and similar expenses; or
(ii) an expenditure for the Project incurred for the purposes of redeeming the Refunded Bonds which were issued for the purposes of.acquiring and constructing the 1985 Project;

          "Rebate Fund" shall mean the fund so designated which is.established and created by Section 413 hereof;

          "Record Date" shall mean the fifteenth day of the calendar month immediately preceding each Interest Payment Date

                                                                  PAGE 205
(whether or not a Business Day);

          "Record of Proceedings" shall mean the Loan Documents, certificates, affidavits, opinions and other documentation executed.in connection with the sale of the Bonds and the making of the.Loan;

          "Redemption" shall mean payment of the principal of any Bond prior to its stated maturity date;

          "Redemption Price", when used with respect to a Bond or portion thereof, shall mean the principal amount of such Bond or Bonds or portion thereof plus the applicable redemption premium, if.any, payable upon Redemption thereof in the manner contemplated in.accordance with its terms pursuant to this Indenture;

          "Reimbursement Agreement" shall mean the Letter of Credit.Reimbursement Agreement dated as of August 1, 1995 between the.Borrower and the Bank, as the same may be amended from time to time.and filed with the Trustee, under which terms the Bank agrees to.issue the Initial Letter of Credit, and any successor agreement of.the Borrower with a Letter of Credit Issuer under which terms the.Borrower and such Letter of Credit Issuer agree to issue a Letter.of Credit;

          "Reserved Rights" shall mean those certain rights of the.Authority under the Loan Agreement to indemnification and to payments of certain Authority fees and expenses, indemnity payments, its right to enforce notice and reporting requirements, restrictions on transfer of ownership, its right to inspect and audit the books, records and the Project Facilities, of the Borrower, collection of attorneys' fees, its right to enforce the Borrower's covenant to comply with applicable Federal tax law, its.rights set forth in the provisions to the granting clause in the.preamble hereto (to the extent not recited herein) and its right to.receive certain notices;

          "Resolution" shall mean the resolution duly adopted by the Authority on July 11, 1995, accepting the Application, making certain findings and determinations and authorizing the issuance and sale of the Bonds and determining other matters in connection with the Project, as the same may be amended or supplemented from time to time;

          "Revenues" shall mean (i) all amounts payable by the Borrower under the Loan Agreement and assigned to the Trustee hereunder, (ii) any proceeds of Bonds originally deposited with the Trustee for the payment of interest accrued on the Bonds or otherwise paid to the Trustee by or on behalf of the Borrower or the Authority for deposit in the Bond Fund or moneys remaining in the Acquisition Fund established in connection with the issuance of the Bonds following the payment of all Costs associated with

                                                                  PAGE 206
the Project, (iii) investment income with respect to any moneys held by the Trustee, except investment income with respect to moneys held in the Rebate Fund, (iv) proceeds held in the Bond
Fund of any bonds which may be issued by the Authority to provide for the payment of the Bonds in the manner set forth in Article
XI hereof and the proceeds of investments of such proceeds, (v) any moneys paid to the Trustee under the Letter of Credit, and
(vi) any insurance proceeds, sale proceeds or moneys paid to the Trustee by the Bank in respect of the Project Facilities, including any moneys received upon taking possession of or foreclosure on the Project Facilities;

          "Section" shall mean a specified section hereof, unless otherwise indicated;

          "Special Record Date" shall mean any date as may be fixed for the payment of defaulted interest in accordance with
Section 204 hereof;

          "Standard & Poor's" shall mean Standard & Poor's Corporation, a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Standard & Poor's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Authority, with the approval of the Borrower, by notice to the Trustee and the Borrower;

          "State" shall mean the State of New Jersey;

          "Supplemental Indenture" shall mean any indenture, amending, modifying or supplementing this Indenture made, signed and becoming effective in accordance with the terms of Article
VIII;

          "Tax Certificate" shall mean the certificate executed by the Borrower in form and substance acceptable to the Authority, wherein the Borrower certifies as to such matters as the Authority shall require;

          "Treasury Regulations" shall mean the Income Tax
Regulations promulgated by the Department of Treasury pursuant to Sections 103 and 141-150 of the Code as the same shall be amended or supplemented from time to time;

          "Trust Estate" shall mean all property which may from time to time be subject to the lien of this Indenture;

          "Trustee" shall mean Shawmut Bank Connecticut, National Association, a national banking association duly organized and validly existing and authorized to accept and execute the trusts of the character hereinafter set forth under and by virtue of the

                                                                PAGE 207
laws of the United States of America, with its principal corporate trust office located in Hartford, Connecticut, or its successor and assigns in interest of such capacities;

          "Yield" shall mean the yield as calculated in the manner set forth in Section 148 of the Code; thus, yield with respect to an investment allocated to the Bonds is that discount rate which produces the same present value when used in computing the present value of all receipts received and to be received with respect to investments and the present value of all the payments with respect to the investments. The yield on the Bonds is that discount rate which produces the same present value on the date hereof when used in computing the present value of all payments of principal, interest and charges for a "qualified guarantee" to be made with respect to the Bonds and the present value of all of the issue prices for the Bonds. The issue price for each maturity of the Bonds is the initial offering price of such Bonds to the public.

          Section 102.  Rules of Construction.  Unless the
context or use indicates another or different meaning or intent, the following rules shall apply to the construction of the
Indenture:

                                  (i)  Words importing the
          singular number shall include the plural number and vice versa.

                                 (ii)  Words importing the
          Redemption or calling for Redemption of Bonds shall not be deemed to refer to or connote the payment of Bonds at their stated maturity or upon the acceleration of the principal thereof by the Trustee pursuant to
          Section 902 hereof.

                                (iii)  All references herein to
          particular articles or sections are references to articles or sections of this Indenture unless otherwise noted.

                                 (iv)  The captions and headings
          herein are solely for convenience of reference and shall not constitute a part of this Indenture nor shall they affect its meaning, construction or effect.

                                  (v)  All references to "hereof"
          and "hereto" and words of like import shall refer to this Indenture.

                                 (vi)  References to any time of
          the day in this Indenture shall refer to Eastern standard time or Eastern daylight saving time, as in effect in the City of New York, New York on such day.

                                                                  PAGE 208
                                (vii)  Defined terms used in this
          Indenture which are defined in the Loan Agreement and not in this Indenture shall have the meaning set forth in the Loan Agreement.


































                                                                  PAGE 209


                           ARTICLE II

                            THE BONDS

          Section 201. Authorized Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. There is hereby created for issuance under this Indenture a series of Bonds designated the "Economic Development Refunding Bonds, (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1995 Project)" in the aggregate principal amount not to exceed $10,000,000. No additional Bonds are authorized pursuant to the terms of this Indenture.

          Section 202.  Purposes for Issuance of Bonds.  The
Authority has authorized Bonds to be issued for the purpose of financing the Cost of the Project, including necessary expenses incidental thereto and to the issuance of the Bonds, as applicable.

          Section 203. Manner of Payment of Bonds. Principal or Redemption Price of the Bonds together with accrued interest, if any, up to and including the redemption date, maturity date or a date of acceleration of the Bonds, shall be payable from the sources specified in Section 401 hereof and in the order specified in Section 402 hereof to the Holders of such Bonds upon presentation and surrender of such Bonds as they respectively become due at the Principal Office of the Trustee, as Paying Agent for the Bonds. Interest on the Bonds which will be due on an Interest Payment Date shall be paid by check or bank draft drawn upon the Bond Fund by the Trustee and mailed to the Holders of such Bonds as of the close of business on the Record Date next preceding the Interest Payment Date at the registered addresses of such Holders as they shall appear as of the close of business on such Record Date on the registration books maintained pursuant to Section 209 hereof. Payment as aforesaid shall be made in such coin or currency of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts. Any Holder of at least one million dollars ($1,000,000) of Bonds may request interest payments by wire transfer to an account designated by such Holder.

          Section 204. Maturities, Interest Rates, and Certain Other Provisions. The Bonds shall be dated August 1, 1995, shall bear interest from such date, calculated on a 360 day year basis consisting of twelve (12) thirty (30) day months, at the rates set forth below payable on the first day of each March and September, commencing March 1, 1996, until maturity or Redemption, and shall mature on the dates set forth below:

                                                                  PAGE 210

                          SERIAL BONDS

      Maturity                                 Interest
      (September 1)        Amount                Rate
      1996                 $320,000                3.75%
      1997                  350,000                4.15
      1998                  385,000                4.45
      1999                  420,000                4.75
      2000                  460,000                4.90
      2001                  505,000                5.05
      2002                  555,000                5.20
      2003                  605,000                5.40

                           TERM BONDS

      Maturity
     (September 1)         Amount              Interest Rate
      2005                 $1,400,000              5.600%
      2010                 $5,000,000              6.125%

          The Bonds maturing on September 1, 2005 and September
1, 2010, respectively, shall be redeemed from sinking fund payments commencing September 1, 2004 and September 1, 2006, respectively, and each September 1 as follows:

                Term Bonds Due September 1, 2005

       Year                     Sinking Fund Installment

       2004                          $665,000
       2005*                          735,000

                Term Bonds Due September 1, 2010

       Year                     Sinking Fund Installment
       2006                       $   810,000
       2007                           895,000
       2008                           990,000
       2009                         1,095,000
       2010                         1,210,000

          Each such payment on the Bonds shall be payable as set forth in this Section 204 with respect to principal or Redemption Price, and interest, in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts.

          All Bonds shall be issued in minimum denominations of $25,000 and thereafter in any integral multiple of $5,000. The Bonds shall be numbered consecutively from EDRB-1 upward. The Bonds may contain or have words as are (a) not inconsistent with the provisions of this Indenture or the Resolution, (b) not prejudicial to the Bondholders, and (c) authorized by a

                                                                  PAGE 211
supplemental resolution adopted by the Authority and a Supplemental Indenture prior to the authentication and delivery thereof. The Bond text may be amended to reflect the security of the Bonds by any Alternate Letter of Credit without further action by the Authority upon the effective date of such Alternate
Letter of Credit.  Each Bond issued subsequent to the initial
Bonds shall be dated the Issue Date.

          The Bonds shall be subject to Redemption to the extent, in the order, at the times, on the terms, at such Redemption
Price and subject to all other terms, conditions and provisions in conformity with Article III hereof.

          Interest on the Bonds shall be payable from the Interest Payment Date next preceding the date of authentication thereof to which interest has been paid or duly provided for, unless the date of authentication thereof is an Interest Payment
Date to which interest has been paid or duly provided for, in which case from the date of authentication thereof, or unless no interest has been paid or duly provided for on the Bonds, in which case from August 1, 1995, until payment of the principal thereof has been made or duly provided for. Notwithstanding the foregoing, if the date of authentication of any Bond is after any date which is a Record Date next preceding any Interest Payment
Date and before such Interest Payment Date, such Bond shall bear interest from such Interest Payment Date; provided, however, that if the Authority shall default in the payment of interest due on such Interest Payment Date, then such Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from August 1, 1995. In the event of any such default, such defaulted interest shall be payable to the Person in whose name such Bond is registered at the close of business on a record date for the payment of such defaulted interest (the "Special Record Date") established by notice mailed by or on behalf of the Authority to the registered
Holders of Bonds not less than fifteen (15) days preceding such Special Record Date. Such notice shall be mailed to the Person in whose name each Bond is registered at the close of business on the fifth (5th) day preceding the date of mailing. Payments of interest on the Bonds shall be payable from the Bond Fund to the Bondholders by check or bank draft mailed to the respective addresses of the Bondholders as they appear on the registration books of the Trustee on the Record Date. Any Holder of at least one million dollars ($1,000,000) of Bonds may request such interest payments by wire transfer to an account designated by such Holder. All payments of principal of the Bonds shall be payable at the Principal Office of the Trustee or at such other place as the Trustee and the Holder of a Bond may agree, upon surrender of the Bond for cancellation thereof.
                                                                  PAGE 212

          Section 205. Execution. The Bonds shall be executed on behalf of the Authority by manual or facsimile signature of the Chairman, Vice Chairman, Executive Director or Deputy Director of Investment Banking of the Authority and shall have impressed thereon the corporate seal of the Authority or shall have reproduced thereon a facsimile thereof. Such facsimile signatures on the Bonds shall have the same force and effect as if the Chairman, Vice Chairman, Executive Director or Deputy Director of Investment Banking of the Authority had manually signed each Bond. In case any officer of the Authority the facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the delivery of such Bonds, such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in office until delivery; and any Bond may be signed on behalf of the Authority, manually or in facsimile, by the person who, on the date of execution of such Bond, shall be the proper officer of the Authority, although on the date of execution of this Indenture such person was not such officer.

          Section 206. Authentication. The Trustee is hereby appointed as an authenticating agent for the Bonds. No Bond shall be valid for any purpose hereunder until it shall have endorsed thereon a certificate of authentication substantially in the form attached to the form of Bond, duly executed and dated by the Trustee and such authentication shall be conclusive evidence that such Bond has been authenticated and delivered under the Indenture and that the Holder thereof is entitled to the benefits of the trust hereby created. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized signatory of the Trustee, as the case may be, but it shall not be necessary that the same person sign the certificate of authentication on all of the Bonds issued hereunder.

          Section 207. Limited Obligations. (a) The Bonds, together with interest thereon, shall be special, limited obligations of the Authority payable solely from the Revenues and other moneys, securities, funds and accounts (including investments, if any) held and to be held by the Trustee pursuant to this Indenture and shall be a valid claim of the respective Holders thereof against such Revenues and such other moneys, securities, funds and accounts; and there shall be no other recourse against the Authority or any other property now or hereafter owned by it.
THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE OF, IF ANY, OR INTEREST ON THE BONDS. THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (THE "AUTHORITY"), PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE

                                                                  PAGE 213
INDENTURE FOR THE PAYMENT OF THE BONDS.  THE BONDS DO NOT NOW AND
SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE
AUTHORITY.  THE AUTHORITY HAS NO TAXING POWER.

               (b) No Holder of any Bond has the right to compel any exercise of taxing power of the Authority to pay such Bond or the interest or redemption premium, if any, thereon. No recourse shall be had for the payment of principal of or interest or redemption premium, if any, on the Bonds or for any claim based thereon or upon any indenture against any past, present or future official, officer or employee of the Authority or any successor corporation, as such, either directly or through the Authority, or any successor corporation under any rule of law or equity, statute or constitution, or by the enforcement of any assessment or penalty or otherwise; and all such liability of any such official, officer or employee, as such, is hereby expressly waived and released as a condition of and in consideration for the execution of this Indenture and the issuance of the Bonds.

          Section 208. Mutilated, Lost, Stolen or Destroyed Bonds. (a) In the event any Bond is mutilated, lost, stolen or destroyed, the Authority may execute, upon request of the registered Owner thereof and, upon its written request, the Trustee shall authenticate, a duplicate Bond of like series, date, maturity and denomination as that mutilated, lost, stolen or destroyed Bond; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Authority, which Bond shall be canceled by the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Authority and the Trustee evidence of such loss, theft or destruction satisfactory to the Authority and the Trustee together with indemnity satisfactory to them, and as may be required by applicable law; provided further that, with respect to any such Bond which shall have matured, the Trustee may pay the same without surrender thereof if there shall have been furnished to the Authority, the Trustee and the Borrower indemnity satisfactory to them and as may be required under applicable law. The Authority and the Trustee may charge the Holder of such Bond with their reasonable fees and expenses relating to the replacement of any Bond pursuant to this Section.

               (b) Every Bond issued pursuant to the provisions of this Section 208 shall constitute an additional contractual obligation of the Authority (whether or not the lost, stolen or destroyed Bond shall be found at any time to be enforceable) and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Bonds duly issued under this Indenture.

               (c) All Bonds shall be held and owned upon the express condition that the provisions of this Section 208 are exclusive, with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude

                                                                  PAGE 214
all other rights or remedies, notwithstanding any law or statute existing or hereinafter enacted to the contrary.

          Section 209. Bond Register; Registration and Transferability of Bonds. (a) All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent registrations of transfer or exchange as provided in this Indenture. While any of the Bonds issued hereunder is Outstanding, there shall be maintained and kept at the Principal Office of the Trustee books for the registration of the Bonds (herein sometimes referred to as the "Bond Register"). The Trustee is hereby appointed bond registrar (the "Bond Registrar") for the Authority for the purpose of registering and making transfers on such Bond Register. All Bonds shall be registered as to principal and interest. By executing this Indenture the Trustee accepts the duties and obligations of Bond Registrar for the Authority.

               (b) Bonds shall be transferable only on the Bond Register upon surrender thereof at the Principal Office of the Trustee by the registered Owner thereof in person or by his attorney duly authorized in writing, together with a written instrument of transfer executed by the registered Owner thereof or by his duly appointed attorney and satisfactory to the Trustee. Upon such surrender, the Authority shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of the same series in Authorized Denominations in the aggregate principal amount which the registered Owner is entitled to receive. At the option of the Holder, Bonds may be exchanged for other Bonds of the same series in any other Authorized Denomination of a like aggregate principal amount upon surrender of the Bonds to be exchanged at any such office. All Bonds presented for registration of transfer or for exchange, Redemption or payment (if so required by the Authority, the Bond Registrar or the Trustee), shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form satisfactory to the Bond Registrar. No service charge shall be made for any exchange or registration of transfer of Bonds, but the Trustee may require payment of its expenses and a sum sufficient to cover all taxes or other governmental charges that may be imposed in relation thereto. New Bonds delivered upon any registration of transfer or exchange shall be valid obligations of the Authority, evidencing the same debt as the Bonds surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

               (c)  A Person in whose name a Bond shall be
registered shall for all purposes of this Indenture, be deemed the absolute Owner and, so long as the same shall be registered,

                                                                 PAGE 215
payments of or on account of the principal, redemption premium, if any, and interest with respect to such Bond shall be made only to the registered Owner or his legal representative. All such payments so made to any such registered Owner or upon his order shall be valid and effectual to satisfy and discharge the liability of the Authority upon such Bond to the extent of the sum or sums so paid. The Authority and the Trustee shall not be affected by any notice to the contrary.

               (d) The Trustee shall not register, register the transfer of, or exchange Bonds for the period from the Record Date preceding an Interest Payment Date to the related Interest Payment Date, nor shall the Trustee register the transfer of or exchange any Bond during the period fifteen (15) days next preceding the giving of a notice of redemption.

          Section 210. Cancellation and Destruction of Surrendered Bonds. All Bonds which have been purchased by or on behalf of the Authority and all Bonds surrendered for payment, Redemption, registration of transfer or exchange and Bonds surrendered to the Trustee by the Authority or by the Borrower for cancellation shall be canceled and destroyed by the Trustee. The Trustee shall deliver to the Authority and to the Borrower certificates of destruction in respect of all Bonds so destroyed.

          Section 211. Form of Bonds. The Bonds issued under this Indenture may have printed thereon such legend or legends as may be required to comply with any law, rule or regulation or to conform to general usage or as may, consistent herewith, be determined to be advisable by the Authority and the Trustee. All Bonds shall be substantially in the form of Exhibit A attached hereto with such appropriate variations, omissions and insertions as are permitted or required by this Indenture.

          Section 212. Delivery of Bonds. (a) Upon the execution and delivery of this Indenture, the Authority shall execute and deliver the Bonds to the Trustee and the Trustee, upon written order of the Authority, shall authenticate the Bonds and deliver them to the Placement Agent in accordance with the provisions of this Section 212.

               (b) Prior to or simultaneously with the delivery by the Trustee of any of the Bonds there shall be filed with the Trustee the following:

                 (i)  Original executed counterparts of the Loan
          Agreement, this Indenture, the Escrow Deposit
          Agreement, the Reimbursement Agreement, the originally executed Initial Letter of Credit and the other originally executed Loan Documents.

                (ii) A copy, duly certified by the Secretary or Assistant Secretary of the Borrower, of the resolution

                                                                  PAGE 216
          or resolutions adopted by the Borrower authorizing the execution and delivery of the Loan Agreement, the Escrow Deposit Agreement, the Reimbursement Agreement, and the Loan Documents.

               (iii) A copy, duly certified by the Executive Director, Secretary or Assistant Secretary of the Authority, of the resolution or resolutions adopted by the Authority authorizing the execution and delivery of the Loan Agreement, the Escrow Deposit Agreement, the Placement Agreement and this Indenture and the issuance, execution and delivery of the Bonds.

                (iv) An opinion of counsel for the Borrower and Corporate Guarantor stating in the opinion of such counsel that the Loan Agreement, the Reimbursement Agreement and the Loan Documents have each been duly authorized by and lawfully executed and delivered on behalf of the Borrower and Corporate Guarantor, as applicable, are in full force and effect and are valid, binding and enforceable against the Borrower and Corporate Guarantor in accordance with the respective terms thereof, except to the extent certain bankruptcy laws and equitable principles may affect enforceability.

                 (v)  An opinion of Bond Counsel for the
          Authority stating in the opinion of such counsel that the Loan Agreement, the Escrow Deposit Agreement and this Indenture have each been duly authorized by and lawfully executed and delivered on behalf of the Authority, are in full force and effect and are valid, binding and enforceable against the Authority in accordance with the respective terms thereof, except to the extent certain bankruptcy laws and equitable principles may affect enforceability.

                (vi)  An original executed counterpart of a
          certificate with respect to the compliance with Federal arbitrage requirements from the Authority given in part in reliance on a certificate from the Borrower along with an original executed counterpart of the Borrower's certificate.

               (vii)  An opinion of Bond Counsel for the
          Authority stating in the opinion of such Bond Counsel that: (a) the Authority is duly authorized and entitled to issue the Bonds and, upon the execution, authentication and delivery thereof, the Bonds will be duly and validly issued and will constitute valid and binding special obligations of the Authority; and (b) interest income on the Bonds is exempt from inclusion as gross income under the Code subject to certain

                                                                  PAGE 217
          limitations, more fully set forth therein; and (c) interest income is not includable as gross income under the New Jersey Gross Income Tax Act (P.L. 1976, Chapter
          47).

              (viii) An opinion of counsel for the Bank stating in the opinion of such counsel addressed to the Authority, the Borrower and the Trustee that: the Letter of Credit has been duly authorized by and lawfully executed and delivered on behalf of the Bank, is in full force and effect and is valid and enforceable against the Bank in accordance with its terms, except (i) as may be limited by (a) bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally as such laws would apply in the event of the bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar occurrence with respect to or affecting the Bank, (b) the powers of Federal Regulatory bodies to appoint the Federal Deposit Insurance Corporation as receiver to take possession of the Bank's assets and to pay creditors of the Bank and (c) general principles of equity, and (ii) no opinion is expressed as to (a) the ability of a court of appropriate jurisdiction to enjoin the ability of the Bank to honor a draft or demand for payment under the Letter of Credit in the event of a presentation of documents that are forged or fraudulent or there is fraud in the transaction or (b) the availability of equitable remedies to persons seeking to enforce the Letter of Credit.

                (ix)  An opinion of Bond Counsel for the
          Authority addressed to the Authority and the Trustee to the effect that payments on the Bonds from Available Moneys will not constitute preferential payments pursuant to the provisions of the Federal Bankruptcy Code in a bankruptcy proceeding by or against the Authority, the Borrower, the Corporate Guarantor or the Bank.

                 (x) An authorization to the Trustee, signed by an Authorized Authority Representative, to authenticate and deliver the Bonds to the Placement Agent therein identified.

            and (xi)  An executed copy of the Placement
          Agreement.

          Section 213.  Temporary Bonds.  (a)  Pending
preparation of definitive Bonds, there may be executed, and, upon written request of the Authority, the Trustee shall authenticate and deliver to the Authority, in lieu of definitive Bonds and

                                                                  PAGE 218
subject to the same limitations, conditions and requirements as to date, temporary printed, engraved, lithographed or typewritten
Bonds, in the form of fully registered Bonds in Authorized
Denominations as the Authority by resolution may provide and with such appropriate omissions, insertions and variations as may be required.

               (b)  If temporary Bonds shall be issued, the
Authority shall cause definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee shall, upon written request of the Authority and upon presentation to it at its Principal Office of any temporary Bond, cancel the same and authenticate and deliver in exchange therefor at the Principal Office of the Trustee, without charge to the Holder thereof, a definitive Bond or Bonds of an equal aggregate principal amount, of the same maturity and bearing interest at the same rate as the temporary Bond surrendered. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

          Section 214. Payments Due on Saturdays, Sundays and Holidays. Except as otherwise provided in this Indenture, in any case where the date of maturity of interest or principal of Bonds or the date fixed for Redemption of Bonds shall not be a Business Day, then payment of interest on or principal or Redemption Price of such Bonds need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for Redemption, and no interest shall accrue for the period after such date.

          Section 215.  Notice of Determination of Taxability.
If the Trustee is notified in writing by the Internal Revenue Service or any Bondholder of the occurrence of a Determination of Taxability, the Trustee shall give written notice thereof to the Authority, the Letter of Credit Issuer and the Borrower. The Trustee shall then give written notice of any Determination of Taxability of which it receives written notice, to the Holders by registered or certified first class mail promptly following the receipt of such notice. Such notice shall state that the Bonds are subject to Redemption pursuant to Section 301(a) hereof and shall state the matters set forth in Section 303 hereof.







                                                                 PAGE 219
                           ARTICLE III

                       REDEMPTION OF BONDS

          Section 301.  Redemption.  The Bonds are subject to
Redemption prior to maturity as provided in the form of the Bonds and as follows, subject to the notice requirements set forth in
Section 303 hereof:

          (a) Special Mandatory Redemption. The Bonds are subject to special mandatory redemption in whole as soon as practicable but not later than the 90th day following (i) the Trustee's receipt of written notice of the occurrence of a Determination of Taxability or (ii) the Authority's written notice to the Trustee, the Letter of Credit Issuer and the Borrower that (A) the Borrower has ceased to operate the Project Facility or ceased to cause the Project Facility to be operated as an authorized project under the Act for twelve (12) consecutive months without first obtaining the prior written consent of the Authority, or (B) any of the representations and warranties of the Borrower contained in the Loan Agreement have proven to have been false or misleading in any material respect when made. In such event, the Bonds shall be redeemed by the Authority at a Redemption Price equal to 100% of the principal amount thereof plus accrued interest up to and including the redemption date.

          (b) Mandatory Redemption. The Bonds are subject to mandatory redemption, as a whole or in part, in minimum denominations of $25,000 and in integral multiples of $5,000 thereafter, on any Interest Payment Date, at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued up to such redemption date in the case of damage, destruction or condemnation of the Project, in an amount equal to the net proceeds of any insurance, casualty or condemnation award received by the Bank and at the option of the Bank pursuant to Section 5.24 of the Loan Agreement and Section 304(d) hereof.

          (c) Extraordinary Mandatory Redemption. The Bonds are subject to extraordinary mandatory redemption by the Authority, in whole, on the Interest Payment Date immediately preceding the termination date of the Initial Letter of Credit on September 15, 2000, (or the Interest Payment Date immediately preceding the Letter of Credit Maturity Date of a renewal of the Initial Letter of Credit or an Alternate Letter of Credit), at a Redemption Price equal to 100% of the principal amount thereof, in the event the Borrower does not provide the Trustee, at least sixty (60) days prior to the Letter of Credit Maturity Date, with (i) written notice from the Bank to the Trustee that the Letter of Credit will be renewed by the Bank upon the termination date thereof, which Letter of Credit shall have an expiration date of September 15 of any subsequent year, or written notice from

                                                                   PAGE 220
another bank to the Trustee that an Alternate Letter of Credit will be issued prior to the Letter of Credit Maturity Date, which Alternate Letter of Credit shall have an expiration date of September 15 of any subsequent year, and (ii) (A) an Alternate
Letter of Credit meeting the requirements set forth in Section
404(d)(i) hereof and which shall be presented to the Trustee sixty (60) days prior to the Letter of Credit Maturity Date and
(B) the documents required to be delivered in Section 404(d)(ii) hereof sixty (60) days prior to the Letter of Credit Maturity
Date.

          (d) Mandatory Redemption Due to Act of Bankruptcy of Bank. The Bonds are subject to mandatory redemption, as a whole, at a Redemption Price equal to 100% of the principal amount of the Outstanding Bonds together with interest accrued thereon to the redemption date which is at least forty-five (45) days, but not more than seventy (70) days, after the date on which an Act of Bankruptcy of the Bank occurs, unless within thirty (30) days after the occurrence of an Act of Bankruptcy of the Bank, the Borrower has provided the Trustee with (i) an Alternate Letter of Credit, which Alternate Letter of Credit shall have an expiration date of September 15, of any subsequent year and (ii) the opinions and written notice set forth in Section 404 hereof.

          (e) Optional Redemption. Subject to the provisions of Section 304(c) hereof regarding the payment of the redemption premium, if any, by the Borrower, the Bonds maturing on or after September 1, 2006 are subject to optional redemption by the Authority, at the direction of the Borrower, in whole at any time, or in part on any Interest Payment Date, in minimum denominations of $25,000 and in integral multiples of $5,000 thereafter if in part, on or after September 1, 2005, at the Redemption Prices (expressed as percentages of the principal amount) for the Redemption Periods set forth below, plus unpaid interest, if any, accrued up to the redemption date:

            Redemption Periods                 Redemption
            (Dates Inclusive)                  Prices

      September 1, 2005 to August 31, 2006       102.00%
      September 1, 2006 to August 31, 2007       101.00%
      September 1, 2007 and thereafter           100.00%

          (f) Sinking Fund Redemption. The Bonds maturing September 1, 2005 and September 1, 2010, respectively, shall be subject to Redemption commencing September 1, 2004 and September 1, 2006, respectively, and on each September 1 thereafter, as applicable, at a Redemption Price equal to 100% of the principal amount thereof being redeemed plus accrued interest up to the redemption date. The Trustee shall cause to be redeemed such Bonds in the aggregate principal amounts of the following Sinking Fund Installments on September 1 of each of the following years:


                                                                 PAGE 221
                Term Bonds Due September 1, 2005

          Year                     Sinking Fund Installment
          2004                           $665,000
          2005                            735,000

                Term Bonds Due September 1, 2010

          Year                     Sinking Fund Installment
          2006                          $  810,000
          2007                             895,000
          2008                             990,000
          2009                           1,095,000
          2010*                          1,210,000


          On or before the thirtieth (30th) day next preceding a Sinking Fund Installment due date, the Trustee shall select for Redemption on such date the principal amount of Bonds, in an amount not exceeding that necessary to complete the retirement of such Sinking Fund Installment, as of such Sinking Fund Installment due date. Accrued interest on such Bonds so redeemed shall be paid from the Bond Fund, and all expenses in connection with such Redemption shall be paid by the Borrower. All Bonds redeemed under the provisions of this Section shall be redeemed in the manner provided in Section 302 hereof. The principal amount of Bonds to be redeemed in the years 2004 through 2010 shall be reduced by the amount of such Bonds that the Trustee has previously redeemed pursuant to Section 301(b) or (e) hereof.

          Section 302. Selection of Bonds to be Redeemed. (a) A Redemption of Bonds shall be a Redemption of the whole or any part of the Bonds from any funds available for that purpose in accordance with the provisions of this Indenture. If less than all the Bonds shall be called for Redemption under any provision of this Indenture permitting such partial redemption, the particular Bonds (or Authorized Denominations thereof), to be redeemed shall be selected by the Trustee by lot, using such method as the Trustee in its sole discretion may deem proper, in the principal amount designated in writing to the Trustee by the Borrower or otherwise as required by this Indenture. The Trustee and the Letter of Credit Issuer, as applicable, shall be notified in writing by the (i) Authority in the case of a Redemption pursuant to Section 301(a) hereof, (ii) by the Borrower in the case of a Redemption pursuant to Section 301(e) hereof and (iii) by the Letter of Credit Issuer in the case of a Redemption pursuant to Sections 301(b), 301(c) and 301(d) hereof, not less than sixty (60) days prior to the redemption date of a Redemption pursuant to Section 301(a), (b), (c) and (e) hereof and in the case of a Redemption pursuant to Section 301(d) hereof, not more than ten (10) days following an Act of Bankruptcy of the Bank.

                                                                   PAGE 222
               (b) Except as otherwise provided herein, any Bonds selected for Redemption which are deemed to be paid in accordance with the Indenture will bear interest up to, but not including, the date fixed for Redemption.

          Section 303.  Notice of Redemption; Rights of Holders.
(a) When Bonds are to be redeemed pursuant to Section 301 hereof, the Trustee shall give notice of such redemption to the Holders in the name of the Authority, stating: (i) the Bonds to be redeemed; (ii) the redemption date; (iii) that such Bonds will be redeemed at the Principal Office of the Trustee; (iv) that on such redemption date there shall become due and payable upon each Bond to be redeemed the Redemption Price thereof together with unpaid interest accrued prior to the redemption date; (v) the CUSIP numbers assigned to the Bonds to be redeemed; (vi) the serial numbers and maturities of Bonds selected for Redemption, except that where all the Bonds are to be redeemed, the serial numbers and maturities need not be specified; (vii) the interest rates and maturity dates of the Bonds to be redeemed; (viii) the date of mailing notice to Bondholders; and (ix) the record date for the Redemption (which shall be forty-five (45) days prior to the redemption date).

               (b) Such redemption notice shall further state that on such date there shall become due and payable upon each Bond or portion thereof being redeemed the Redemption Price thereof, or the Redemption Price of the specified portion of the principal thereof in the case of a Bond to be redeemed in part only, together with interest accrued to such date, and that from and after such date, if the aggregate of the amounts then on deposit in the Bond Fund is sufficient to pay the Redemption Price together with interest accrued to such date, interest thereon shall cease to accrue and be payable. In case any Bond is to be redeemed in part only, the notice of redemption which relates to such Bond shall state the portion of the principal thereof to be redeemed and that on or after the redemption date, upon surrender of such Bond, a new Bond or Bonds of the same maturity and in principal amount equal to the unredeemed portion of such Bond shall be issued. The notice of redemption shall state that Redemption is subject to receipt by the Trustee of Available Moneys from the Letter of Credit or, as applicable and limited by the provisions of this Indenture, other Available Moneys sufficient to pay the Redemption Price of the Bonds to be redeemed on or before the redemption date.

               (c) The Trustee shall mail the notice required by subsection (a) above, postage prepaid by first class mail, not less than thirty (30) days, nor more than sixty 60) days, prior to the applicable date to the Holders of any Bonds to be redeemed at the addresses thereof appearing on the Bond Register kept for such purpose. Failure to duly give such notice by mail, or any defect therein, shall not affect the validity of any proceeding for the Redemption of the Bonds.

                                                                  PAGE 223

       Section 304.  Payment of Redeemed Bonds.  (a) After
notice shall have been given in the manner provided in Section 303 hereof, Bonds or portions thereof called for Redemption shall become due and payable on the redemption date so designated.
Upon presentation and surrender of such Bonds at the Principal Office of the Trustee, such Bonds shall be paid at a price equal to the Redemption Price plus unpaid interest, if any, accrued up to and including the redemption date. If there shall be called for Redemption less than all of a fully registered Bond, the Authority shall, upon the surrender of such fully registered Bond and without charge to the Owner thereof, (i) pay the Redemption Price of the Authorized Denominations called for Redemption and
(ii) execute and cause the Trustee to authenticate and deliver for the unredeemed balance of the principal amount of such Bond so surrendered, Bonds of like series, maturity and interest rate in any Authorized Denominations.

               (b) If on any redemption date Available Moneys from the Letter of Credit or, as applicable and limited by the terms of this Indenture and in the case of the payment of redemption premium by the Borrower in the event of an optional redemption pursuant to Section 301(e) hereof, other Available Moneys for the Redemption of all Bonds or portions thereof to be redeemed, together with interest thereon to such redemption date, shall be held by the Trustee so as to be available therefor on such date, the Bonds or portions thereof so called for Redemption shall cease to bear interest and such Bonds or portions thereof shall no longer be Outstanding hereunder or be secured by or be entitled to the benefits of this Indenture. If such Letter of Credit moneys or, as applicable, other Available Moneys shall not be so available on such date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for Redemption and shall continue to be secured by and be entitled to the benefits of this Indenture.

               (c) In the event a redemption premium is due from the Borrower pursuant to an optional redemption in accordance with Section 301(e) hereof, the following shall apply: the amount of the redemption premium paid by the Borrower to the Trustee shall be deposited by the Trustee into the Ineligible Moneys Account in immediately available funds at least one hundred twenty-three (123) days prior to the date on which notice of such optional redemption is to be sent by the Borrower to the Trustee pursuant to Section 302(a) hereof, or the amount of the redemption premium paid by the Borrower to the Trustee shall be deposited in the Eligible Moneys Account prior to the date fixed for Redemption, if such moneys are delivered with an opinion, acceptable to Moody's or the then current rating agency on the Bonds, of a nationally recognized counsel experienced in bankruptcy matters, stating that the application of such moneys will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy. If no Act of Bankruptcy has

                                                                  PAGE 224
occurred prior to the date fixed for Redemption and such moneys become Available Moneys then such Available Moneys shall be transferred by the Trustee to the Eligible Moneys Account and shall be utilized to pay the redemption premium on the Bonds to effect an optional redemption pursuant to Section 301(e) hereof.
If an Act of Bankruptcy has occurred prior to the date fixed for such Redemption, or sufficient Available Moneys are not held by the Trustee to pay the redemption premium on the Bonds, the notice of redemption shall be deemed rescinded and the Trustee shall be directed in writing by the Borrower or the Authority to mail a notice of rescission to the Holders of the Bonds. If such notice of redemption is rescinded, the moneys deposited by the Borrower with the Trustee for payment of the redemption premium which are Available Moneys shall be transferred into the Eligible
Moneys Account and shall be applied by the Trustee in accordance with the provisions of Section 404(a) hereof to reimburse the Letter of Credit Issuer for any drawing on the Letter of Credit up to the amount of any such drawing. From the date of the deposit of the redemption premium by the Borrower with the Trustee, the Borrower shall have no control whatsoever over such funds and the Trustee shall invest such funds in Permitted
Investments (as defined under Article VI hereof) to mature prior to the date set for Redemption.

               (d) In the event the Letter of Credit Issuer provides the Trustee with written notice to effect a mandatory redemption of the Bonds pursuant to Section 301(b) hereof, the Trustee shall call for Redemption the amount of Bonds which (i) does not exceed the amount of net proceeds received by the Bank for any insurance, casualty or condemnation award and (ii) is in Authorized Denominations and the Trustee shall present a draft to the Letter of Credit Issuer for a draw under the Letter of Credit in an amount which does not exceed the requirements of (i) and
(ii) herein.

               (e)  The Trustee shall promptly notify the
Authority in writing of the Redemption of all Outstanding Bonds, whether at maturity or otherwise.








                                                                  PAGE 225

                           ARTICLE IV

                 REVENUES; FUNDS; LETTER OF CREDIT

          Section 401. Source of Payment of Bonds. (a) The Bonds issued hereunder and all payments required by the Authority hereunder are limited obligations payable solely from the Revenues and moneys, securities, Funds and Accounts (including investments, if any) held and to be held by the Trustee pursuant to the Indenture, as authorized by the Act and provided herein.

          The foregoing are collectively the "Security" and are hereby pledged to the Trustee, for the benefit of the Bondholders for the payment of the principal of, redemption premium, if any, and interest on, the Bonds in accordance with the terms and provisions of this Indenture, and for the benefit of the Bank for the payment of all amounts owing to it under the Letter of Credit and the Reimbursement Agreement. This pledge shall be valid and binding from and after the date of execution of this Indenture, and the security hereby pledged shall immediately be subject to the lien of such pledge without any physical delivery thereof or further act, and the lien of such pledge shall be valid and binding as against all parties having claims of any kind in tort, contract or otherwise against the Authority, irrespective of whether such parties have notice thereof.

               (b) The payments under the Loan Agreement are to be remitted directly to the Trustee for the account of the Authority and deposited, as herein provided, in the Bond Fund. The Loan Agreement provides that the payments to be made shall be sufficient in amount to ensure the prompt payment of the principal of, redemption premium, if any, and interest on the Bonds and the entire amount of said payments are pledged to the payment of the principal of, redemption premium, if any, and interest on the Bonds. The Loan Agreement further provides for a credit for such payments to the extent that such payments have been derived from drawings under the Letter of Credit.

          Section 402. Creation of Bond Fund. (a) There is hereby created and established a trust fund for the benefit of the Holders of the Bonds to be held by the Trustee and designated the "Bond Fund", which shall be used to pay the principal of, redemption premium, if any, and interest on the Bonds. There are hereby established with the Trustee three (3) separate and segregated accounts to be evidenced by journal entry, to be designated "Eligible Moneys Account", "Ineligible Moneys Account" and "Letter of Credit Account", which collectively comprise the Bond Fund.

               (b) There shall be deposited into the accounts of the Bond Fund from time to time the following:

                                                                  PAGE 226
                      (i)  into the Ineligible Moneys Account,
          (1) all payments of principal, redemption premium, if any, or interest under the Loan Agreement and (2) all other moneys received by the Trustee under and pursuant to the provisions of this Indenture (except moneys described in Section 402(b)(ii) and Section 402(b)(iii) hereof) or of the Loan Agreement; provided that, in each case (but subject to Section 413 hereof and the last paragraph of Section 402(c)(iii) hereof), after such moneys shall become Available Moneys, such moneys shall be transferred first to the Rebate Fund in the amount required by and pursuant to Section 413 hereof and the remainder to the Eligible Moneys Account; and provided, further, that any moneys deposited by the Borrower into the Ineligible Moneys Account to pay a redemption premium on the Bonds pursuant to Section
          304(c) hereof which shall thereafter become Available
          Moneys shall be transferred by the Trustee directly into the Eligible Moneys Account and shall be used solely for the purposes of Section 304(c) hereof; and

                     (ii)  into the Letter of Credit Account, all
          moneys drawn by the Trustee under the Letter of Credit to pay principal of the Bonds and interest accrued on the Bonds; and

                    (iii)  into the Eligible Moneys Account, all
          moneys held in the Ineligible Moneys Account which shall become Available Moneys and are not applied as provided in Section 413 hereof and accrued interest on the Bonds from August 1, 1995 to the Issue Date.

               (c) Moneys in the Bond Fund shall be used solely for the payment of the principal plus any interest accrued on the Bonds, whether on a date of maturity, Redemption or acceleration or on any Interest Payment Date (excepting moneys deposited by the Borrower to effectuate an optional redemption pursuant to
Section 304(c) hereof, and except as provided in this Section 402(c) and in Section 413 hereof with respect to the Rebate Fund) from the following source or sources but only in the following order of priority:

                      (i)  Available Moneys from the Letter of
          Credit held in the Letter of Credit Account; provided that in no event shall moneys held in the Letter of Credit Account be used to pay any amount that may be due on Bonds held by or for the account of the Borrower, the redemption premium, if any, or fees or expenses of the Trustee or the Paying Agent; and

                     (ii)  Available Moneys held in the Eligible
          Moneys Account; and

                                                                  PAGE 227
                    (iii)  Moneys held in the Ineligible Moneys
          Account; provided that no moneys held in the Ineligible
          Moneys Account shall be used to make any payments of principal, redemption premium, if any, or interest on the Bonds unless there are no further draws available to be made on the Letter of Credit.

               Moneys deposited into the Ineligible Moneys
          Account (excepting those moneys deposited by the Borrower to pay a redemption premium pursuant to
          Section 304(c) hereof) which shall become Available Moneys shall be transferred to the Rebate Fund at the times and in the amounts required by Section 413 hereof, prior to the transfer of such moneys to the Eligible Moneys Account.

               (d)  Except as set forth in subparagraph (e)
herein, to pay principal and/or interest on the Bonds on the date any such payment becomes due, whether at maturity or on an Interest Payment Date or as a result of Redemption pursuant to Sections 301(a), 301(b), 301(c), 301(d), 301(e) and 301(f) hereof or as a result of acceleration of the Bonds pursuant to Section 902 hereof, the Trustee, to make timely payment thereof, shall present a draft for a draw upon the Letter of Credit in an amount equal to the principal of and/or interest on the Bonds which then shall be due and payable on such date, in accordance with the provisions of the Letter of Credit and in accordance with Section 404 hereof and such amounts shall be deposited in the Letter of Credit Account.

               (e)  Notwithstanding the provisions of
subparagraph (d) above, the following provisions shall govern the payment of principal of and interest on the Bonds to effect a Redemption pursuant to Section 301(b) hereof:

          1.   In the event of damage, destruction or
condemnation of part or all of the Project Facilities, the Borrower shall notify the Trustee and the Bank not later than five (5) days after the occurrence of such event (the "Initial
Notice") and the following provisions shall apply:

               (i) In the event of any partial damage,
destruction or condemnation of the Project Facilities in an amount aggregating less than $5,000,000, the Borrower shall apply the proceeds of any claim or award related thereto to reconstruct, repair or restore the Project Facilities to a substantially equivalent condition or value existing immediately prior to such event or to a condition of at least an equivalent value, in accordance with the provisions of Section 407 hereof. In the event the Borrower shall not or shall fail to commence to repair, reconstruct or restore the Project Facilities within sixty (60) days after the Initial Notice to the Trustee and the Bank or in the event such proceeds exceed in the aggregate

                                                                 PAGE 228
$5,000,000, the Bank shall notify the Trustee in writing, within seventy (70) days after the Borrower's Initial Notice to the Bank and the Trustee, of the Bank's election to (A) apply such funds to the Cost of repair, reconstruction and restoration of the Project, in which case such funds shall be deposited with the Trustee in the Acquisition Fund in accordance with Section 407 hereof and paid in accordance with Section 408(b) hereof, or (B) redeem Bonds to effect a mandatory redemption pursuant to Section
301(b) hereof, in which case the Trustee shall effect such mandatory redemption of Bonds by making a draw under the Letter of Credit pursuant to Section 301(b) hereof, which Redemption shall be in an amount equal to the net proceeds received by the Bank and in Authorized Denominations pursuant to Section 304(d) hereof and the Bank shall utilize the net proceeds of any casualty, insurance or condemnation award to reimburse itself for a draw under the Letter of Credit for such Redemption, but only to the extent of the amount of net proceeds received by the Bank for any such casualty, insurance or condemnation award, or (C) such funds can be used by the Bank to reduce any outstanding balance of unreimbursed draws under the Letter of Credit and remit the balance to the Borrower, or (D) the Bank can retain such proceeds (up to the amount of the Borrower's obligations to the Bank under the Letter of Credit) as cash collateral for the Borrower's obligations thereunder. Notwithstanding the above, the Trustee shall continue to present drafts to the Bank for a draw under the Letter of Credit for the payment of principal and interest on the Bonds when due and payable whether at maturity or as a result of other redemption or acceleration of the Bonds.

               (f) The Authority hereby covenants and agrees that, so long as any of the Bonds issued hereunder are Outstanding, it will deposit or cause to be deposited in the Bond
Fund all sums received by it derived from the Loan Agreement, but not including sums received by it in respect of its administrative costs, taxes and indemnification.

               (g) The Trustee shall maintain such other records of accounts based on written certifications received from the Borrower and the Bank, as applicable, so that the Trustee may at all times have written records of the source and date of deposit of the funds in each such account. Funds in a particular subaccount shall not be in any way commingled with funds in any other trust account maintained by the Trustee.

          Section 403. Use of Moneys in Bond Fund. Except as provided in Sections 413 and 905 hereof, moneys in the Bond Fund shall be used solely for the payment of principal of, redemption premium, if any, and interest on, the Bonds in the manner set forth in Section 402 hereof.

          Section 404. The Letter of Credit. (a) If, pursuant to Section 402(d), the Trustee must draw upon the Letter of Credit, the Trustee shall present a draft for a draw under the
                                                                 PAGE 229
Letter of Credit in accordance with the terms thereof no later than 10:00 a.m., local prevailing time, no later than one (1)
Business Day prior to the day on which the principal of and/or interest on any Outstanding Bond is due and payable in the amount necessary to make payments of the principal of, whether at maturity or upon acceleration or Redemption or otherwise, and/or interest on the Bonds required to be made from the Bond Fund.
The amount of money drawn under the Letter of Credit on each such date shall equal the amount of the principal and/or interest on all Outstanding Bonds which is then due and payable. Amounts on deposit in the Eligible Moneys Account (excepting any amount paid by the Borrower pursuant to Section 304(c) hereof to effectuate an optional redemption pursuant to Section 301(e) hereof) upon any such drawing of the Letter of Credit, shall be applied by the Trustee to reimburse the Letter of Credit Issuer up to the amount of such drawing.

          (b)  Subject to the provisions set forth in
subparagraph (c) below, the Trustee shall not enter into any amendment or modification of the Letter of Credit without notice and the written approval or consent of all Bondholders and Moody's. If at any time the Authority or the Borrower shall request in writing the consent of the Bondholders to any such proposed amendment or modification, the Trustee shall cause notice of such proposed amendment, change or modification to be provided to the Holders in the name of the Authority. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by all Bondholders.

          (c) Notwithstanding the provisions of subparagraph (b) hereinabove, the Trustee, within ten (10) Business Days following a payment of principal on the Bonds, shall execute and deliver to the Bank a certificate, in the form of Annex C attached to the Letter of Credit, the effect of which shall be to permanently reduce, as applicable, (i) the Principal Component of the Letter of Credit (as defined in the Letter of Credit) to reflect the aggregate principal amount of Bonds Outstanding and (ii) the Interest Component of the Letter of Credit (as defined in the Letter of Credit) to reflect the amount of interest allocable to the reduced Principal Component (the "Certificate for the Permanent Reduction of the Stated Amount"). The execution and delivery of the Certificate for the Permanent Reduction of the Stated Amount shall not constitute an amendment or modification of the Letter of Credit requiring the consent of Bondholders.

          (d)  The Borrower may provide an Alternate Letter of
Credit subject to the conditions set forth below.  An Alternate
Letter of Credit must be presented to the Trustee on or before the sixty (60) days immediately preceding the Letter of Credit
Maturity Date.
                                                                 PAGE 230
               (i) Any Alternate Letter of Credit must be issued by a banking institution which, at the time it issues an Alternate Letter of Credit, has a credit rating established by Moody's or the then current rating agency which is not less than the credit rating of the Letter of Credit Issuer which is being replaced by such banking institution in effect at the time of such substitution from Moody's or the then current rating agency and which credit rating will not result in a withdrawal or reduction of the rating on the Bonds by Moody's or the then current rating agency.

               (ii) The Trustee shall only accept delivery of an Alternate Letter of Credit upon prior receipt of (A) an opinion of Bond Counsel stating that the delivery of such Alternate
Letter of Credit to the Trustee is authorized under the Loan
Agreement and complies with the terms of the Loan Agreement and this Indenture, (B) an opinion of Bond Counsel stating that the delivery of such Alternate Letter of Credit will not result in a Determination of Taxability, (C) an opinion of Bond Counsel that such Alternate Letter of Credit shall otherwise contain the same material terms, including without limitation, the same Letter of Credit Maturity Date as the Letter of Credit or the Alternate
Letter of Credit being replaced or a later Letter of Credit
Maturity Date or the final maturity date of the Bonds, (D) the legal opinion, dated on the delivery date of the Alternate Letter of Credit, of counsel to the issuer thereof, addressed to the Trustee and the Borrower, opining that (i) the issuer has the authority to issue the Alternate Letter of Credit; (ii) the Alternate Letter of Credit has been duly authorized, executed and delivered; (iii) payments of the principal of, redemption premium, if any, and interest on the Bonds will not constitute voidable preferences under the Federal Bankruptcy Code in the event of an Act of Bankruptcy of the Borrower or the Authority
(except that the opinion referred to herein may be given by either Bond Counsel or Counsel to the Bank); and (iv) the Alternate Letter of Credit is a legal, valid and binding obligation of the issuer, enforceable against the issuer in accordance with its terms, and (E) a certificate of the issuer thereof dated the date of issuance of the Alternate Letter of Credit, signed by an authorized officer of the issuer to the effect that (i) the issuer is duly organized and validly existing, in good standing; (ii) the Alternate Letter of Credit has been duly authorized, executed and delivered; and (iii) the performance by the issuer of the Alternate Letter of Credit is within the corporate power of the issuer, requires no consents, approvals or filings, other than in the ordinary course of the issuer's business with any governmental or regulatory agencies and (F) written confirmation of the credit rating of the Alternate Letter of Credit Issuer established by Moody's or the then current rating agency and that such rating will not result in a withdrawal or reduction of the rating of the Bonds. Upon receipt of the foregoing, the Trustee shall accept such Alternate
Letter of Credit and promptly surrender the previously held
                                                                 PAGE 231
Letter of Credit to the issuer thereof, in accordance with the terms thereof, for cancellation.

          Section 405. Satisfaction of Obligations. Any obligations of the Authority under this Indenture and the Bonds or of the Borrower under the Loan Agreement which are satisfied by moneys drawn by the Trustee under the Letter of Credit shall be deemed satisfied for all purposes, except any obligation to reimburse the Bank for any draws on such Letter of Credit.

          Section 406. No Interest of Authority or Borrower. Neither the Authority nor the Borrower shall have any control over the use of, or any right to withdraw any moneys from, the Bond Fund. Neither the Authority nor the Borrower shall have any right, title or interest in the Rebate Fund, except as otherwise provided in Section 413 hereof.

          Section 407. Creation of Acquisition Fund. There is hereby created and established a trust fund in the name of the Authority but for the account of the Borrower to be held by the Trustee and designated the "Acquisition Fund" for the payment of the Costs of the Project. The Acquisition Fund shall consist of any other amounts the Authority, the Bank, or the Borrower, upon written direction from the Bank, may deposit or cause to be deposited therein including any moneys from the damage, destruction or condemnation of the Project as set forth in
Section 5.24 of the Loan Agreement. The amounts in the Acquisition Fund, until applied as hereinafter provided in
Section 408 hereof, shall be held for the Security of all Bonds Outstanding hereunder. The Trustee shall maintain a record of the income on investments and interest earned on deposit of amounts held in the Acquisition Fund and on proceeds of Bonds in respect of accrued or capitalized interest held by the Trustee as Revenues. Subject to the provisions of Section 413 hereof, such income or interest may be expended at any time or from time to time to pay Costs of the Project in the same manner as the moneys deposited in the Acquisition Fund are expended.

          Section 408. Payments from Acquisition Fund. (a) The Trustee is authorized to pay from the Acquisition Fund in connection with the issuance of the Bonds, in the amounts set forth in a requisition signed by an Authorized Borrower Representative, and approved in writing by the Bank, any or all costs of issuance of the Bonds, including but not limited to the Authority fee, Trustee fees, Letter of Credit issuance fees, placement fees, legal fees and expenses and printing costs, upon receipt of a requisition executed by an Authorized Borrower Representative in accordance with Article III of the Loan Agreement (and approved in writing by the Bank) within ten (10) days of receipt of same.

          (b)  In the event the Borrower shall or the Bank elects
                                                                 PAGE 232
to repair the Project Facility pursuant to Section 5.24 of the Loan Agreement and Section 5.21 of the Reimbursement Agreement and net proceeds from any insurance, casualty or condemnation award are deposited in the Acquisition Fund pursuant to the provisions of Section 402(e) hereof, the Trustee shall make payments from the Acquisition Fund upon proper requisition therefor by the Borrower pursuant to Section 3.3 of the Loan
Agreement (and approved inwriting by the Bank) to restore, renovate or reconstruct the Project Facility.

          (c) In the event there are moneys remaining in the Acquisition Fund not applied to pay the Costs of the Project or retained by the Trustee for Costs of the Project not yet due or payable or, if due and payable, not yet paid, then upon the delivery of the certificate of an Authorized Borrower Representative reflecting such amounts to be retained therein, such moneys shall be transferred to the Bond Fund and applied pursuant to the terms of Section 402 hereof.

          Except during the continuance of an Event of Default hereunder, the Trustee shall continue to make payments from the Acquisition Fund upon proper requisition therefor.

          Section 409. [Intentionally Omitted]

          Section 410. Non-Presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the date fixed for Redemption thereof or otherwise, if Available Moneys in the Bond Fund sufficient to pay the principal of, redemption premium, if any, and interest on such Bond shall be available to the Trustee for the benefit of the Holder or Holders thereof, all liability of the Authority to the Holder thereof for the payment of such Bond, or portion thereof, as the case may be, shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds uninvested and without liability to the Holder of such Bond for interest thereon, for the benefit of the Holder of such Bond, who shall thereafter be restricted exclusively to such fund or funds, for any claim of whatever nature on his part on, or with respect to, said Bond, or portion thereof. Any such funds held by the Trustee remaining unclaimed by such Holder or former Holder for two (2) years after such principal, or premium, if any, has become due and payable and made available to the Trustee and, upon written instructions of the Borrower, shall be paid to the Borrower and such Holder or former Holder shall thereafter be entitled to look only to the Borrower for payment thereof, and the Authority and the Trustee shall have no further responsibility or liability with respect to such funds.

          Section 411.  Moneys To Be Held in Trust.  All moneys
required to be deposited with or paid to the Trustee for account of the Bond Fund or the Acquisition Fund under any provision of
                                                                 PAGE 233
this Indenture shall be held by the Trustee in its trust department in trust for the purposes specified herein; provided, however, that any moneys which have been deposited with, paid to or received by the Trustee (i) for the Redemption of a portion of the Bonds, notice of the redemption of which has been given, or
(ii) for the payment of Bonds or interest thereon due and payable otherwise than upon acceleration by declaration, shall be held in trust for and subject to a Lien in favor of only the Holders of such Bonds so called for Redemption or so due and payable.

          Section 412.  Repayment to the Bank from Bond Fund.
Any amounts remaining in the Bond Fund after payment in full of principal of, redemption premium, if any, and interest on all the Bonds (or after provision for the payment thereof has been made in accordance with Article XI hereof), and payment of the fees, charges and expenses including legal fees of the Trustee and the Paying Agent and all other amounts required to be paid hereunder, shall be paid to the Bank to the extent it remains unreimbursed for payments made under the Letter of Credit or any other amounts due and owing to the Bank under the Reimbursement Agreement and then to the Borrower pursuant to Section 907(c) hereof.

          Section 413. Rebate Fund. There is hereby established with the Trustee a Rebate Fund which shall be held separate and apart from all other Funds established under this Indenture. The
Borrower shall comply with the provisions of Section 5.29 of the Loan Agreement and instruct the Trustee in writing to transfer from the Ineligible Moneys Account of the Bond Fund to the Rebate
Fund, or shall otherwise pay to the Trustee for deposit into the Rebate Fund, such amounts as shall be necessary to cause the aggregate amount transferred to or otherwise deposited in the Rebate Fund to equal the Excess Investment Earnings as of the end of such Bond Year; provided that no such transfers or deposits shall be necessary if the proceeds of the Bonds are fully expended within six (6) months of the date of issue. Withdrawals from the Rebate Fund may be made on account of negative arbitrage in other Funds, but not on account of negative arbitrage in the Rebate Fund. All amounts in the Rebate Fund, including income earned from investment of the Rebate Fund, shall be held by the Trustee free and clear of the Lien of this Indenture, and the Trustee shall pay said amounts over to the United States from time to time as the Trustee shall be instructed in writing by the Borrower, provided that the Trustee shall so pay over to the United States: (1) not less frequently than sixty (60) days following each fifth anniversary of the original issuance of the Bonds, an amount equal to ninety percent (90%) of the net aggregate amount transferred or deposited to or earned in the Rebate Fund during such period (and not theretofore paid to the United States or withdrawn on account of negative arbitrage in other Funds) and (2) not later than sixty (60) days after the Redemption, payment at maturity or other retirement of the last
Bond, 100% of all moneys remaining in the Rebate Fund.
                                                                  PAGE 234
                            ARTICLE V

              GENERAL REPRESENTATIONS AND COVENANTS

          Section 501. Payment of Principal, Premium and Interest. The Authority hereby covenants that it will promptly pay or cause to be paid the principal of, redemption premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bonds appertaining hereto according to the true intent and meaning hereof. The principal of, redemption premium, if any, and interest on the Bonds are payable solely from the Revenues and moneys, securities, Funds and Accounts (including investments, if any) held and to be held by the Trustee pursuant to this Indenture and moneys available to the Trustee under the Letter of Credit. Such Revenues and moneys, securities, funds and accounts (other than moneys available to the Trustee under the Letter of Credit) have been specifically pledged to the payment of the Bonds in the manner and to the extent herein specified.

          Section 502. Performance of Covenants. (a) The Authority by executing this Indenture covenants that it will promptly and faithfully observe and perform at all times any and all covenants, undertakings, stipulations and provisions to be observed or performed on its part contained (i) in this Indenture, (ii) in any and every Bond executed, authenticated and delivered hereunder, (iii) in the Loan Agreement and (iv) in all proceedings of the Authority pertaining thereto.

               (b) The Authority agrees that the Trustee in its name or in the name of the Authority may enforce against the Borrower or any Person any rights of the Authority under or arising from the Bonds or the Loan Agreement whether or not the Authority is in default hereunder or under the Loan Agreement, but the Trustee shall not be deemed to have hereby assumed the obligations of the Authority under the Loan Agreement, but rather shall have no obligations under the Loan Agreement except as specifically provided herein. The Authority shall fully cooperate with the Trustee in the enforcement by the Trustee of any such rights. At the request of the Authority, the Trustee, upon receiving indemnity satisfactory to it (including indemnity for its fees, costs and expenses, including the fees and expenses of its attorneys and paralegals), shall in its name commence legal action or take such other actions as the Authority shall reasonably request to enforce the rights of the Authority or the Trustee under or arising from the Bonds or the Loan Agreement.

          Section 503.  Authorization.  The Authority hereby
represents, warrants and covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to assign and pledge the Revenues and the
                                                                  PAGE 235
moneys, securities, funds and accounts (including investments, if any) held and to be held by the Trustee pursuant to this Indenture, and to assign its rights and interests with respect to the Loan Agreement in the manner and to the extent herein specified; that all actions on its part relating to the issuance of the Bonds have been duly taken, as provided herein, and that the Bonds in the hands of the Holders thereof are and will be valid and enforceable obligations of the Authority, subject to the limitations set forth herein.

          Section 504. Creation of Liens; Indebtedness. The Authority hereby covenants that it shall not create or suffer to be created or to exist any Lien or charge upon the Revenues or upon the moneys, securities, funds or Accounts (including investments, if any) held and to be held by the Trustee pursuant to this Indenture, except as provided in this Indenture. The Authority shall not incur any indebtedness, or issue any evidences of indebtedness, secured by a pledge of the Revenues or the moneys, securities, funds and Accounts (including investments, if any) held and to be held by the Trustee pursuant to this Indenture, other than the Bonds.

          Section 505.  Inspection of Project Books.  The
Authority hereby covenants and agrees that all books and documents in its possession relating to the Project or the Project Facilities and the Revenues shall at all times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

          Section 506. Rights under Loan Agreement. The Loan Agreement sets forth the covenants and obligations of the Authority and the Borrower, including provisions that subsequent to the issuance of the Bonds and prior to their payment in full, or provision for payment thereof in accordance with the provisions hereof, the Loan Agreement may not be amended or terminated (other than as provided herein or therein) without the prior written consent of the Trustee and the Bank, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Borrower thereunder.

          Section 507. Enforcement of Duties and Obligations of the Borrower. The Authority hereby covenants that it shall require the Borrower fully to perform all duties and acts and fully to comply with the covenants of the Borrower required by the Loan Agreement in the manner and at the times provided in the Loan Agreement. The Authority agrees that the Trustee in its own name may enforce all rights of the Authority and all obligations of the Borrower under and pursuant to the Loan Agreement for and on behalf of the Bondholders and the Bank, whether or not an Event of Default exists hereunder; provided that the Trustee shall not be deemed to assume the Authority's obligations under the Loan Agreement and shall have no obligations under the Loan
Agreement except as expressly provided herein.  Subject to the
                                                                  PAGE 236
limitation of liability herein set forth, the Authority hereby agrees to cooperate fully with the Trustee in any proceedings, or to join in any proceedings, necessary to enforce the rights of the Authority and all obligations of the Borrower under and pursuant to the Loan Agreement if the Trustee shall so request.

          Section 508. Recordation and Filing of Documents. The Authority hereby covenants that it will cause this Indenture, the Loan Agreement (or a memorandum thereof) and all supplements hereto and thereto, together with all other security instruments and financing statements, to be recorded and filed, as the case may be, in such manner and in such places as may be required by law in order to perfect the Lien of, and the security interests created by, this Indenture.

          Section 509. Instruments of Further Assurance. The Authority covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, pledging, assigning and confirming unto the Trustee of all the Revenues and moneys, securities, funds and accounts (including investments, if any) held and to be held by the Trustee pursuant to the Indenture, pledged as contemplated herein to the payment of the principal of, redemption premium, if any, and interest on the Bonds and to the reimbursement of the Bank for draws on the Letter of Credit.

          Section 510.  Transfer of Letter of Credit.  The
Trustee shall not sell, assign or transfer the Letter of Credit, except to a successor trustee under this Indenture, in accordance with the provisions of the Letter of Credit.

          Section 511. Furnishing Documents to the Authority. The Trustee agrees that it shall hold all documents, affidavits, certificates and opinions delivered to the Trustee pursuant to
Section 3.3 of the Loan Agreement for a period of at least two
(2) years after the defeasance of the Bonds and the release of all liens created under this Indenture. The Authority shall have the right to inspect such documents, affidavits, certificates and opinions at the principal corporate trust office of the Trustee at reasonable times and upon reasonable notice. The Trustee shall provide copies of such documents, affidavits, certificates and opinions to the Authority at its request.

          Section 512. No Litigation. The Authority represents and warrants that (a) no litigation or administrative action of any nature has been served upon it and is now pending restraining or enjoining the issuance or delivery of the Bonds or the execution and delivery of this Indenture or the Agreement or in any manner questioning the proceedings or authority under which the same have been had, or affecting the validity of the same;
(b) no contest is pending as to its existence or authority or
                                                                  PAGE 237
that of its present member or officers; (c) no authority or proceeding for the issuance of the Bonds or for the payment or Security thereof has been repealed, revoked or rescinded; (d) no petition seeking to initiate any resolution or other measure affecting the same or the proceedings therefor has been filed;
and (e) to the best of the knowledge of the officers of the Authority, none of the foregoing actions are threatened.

          Section 513.  No Other Encumbrances.  The Authority
covenants that except as otherwise provided herein and in the Agreement, it will not sell, convey, mortgage, encumber or otherwise dispose of any portion of the Security.

          Section 514. No Personal Liability. No member, officer, director, agent, employee or attorney of the Authority, or any other future, past or present members, officers, directors, agents or attorneys of the Authority, including any Person executing this Indenture or the Bonds, shall be liable personally on the Bonds or for any reason relating to the issuance of the Bonds.

          Section 515. Compliance with Rule 15c2-12. 1. The Authority shall cause the Borrower (the Borrower, the Corporate Guarantor and any entity that may become obligated directly or indirectly to pay the principal of and interest on the Bonds in the future, shall be the "Obligated Person" herein) to provide, and the Borrower shall, in accordance with the provisions of Rule 15c2-12 (the "Rule"), promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, provide, and cause the Corporate Guarantor to provide to each nationally recognized municipal securities information repository ("NRMSIR"), in each case as designated by the Commission in accordance with the Rule, the following annual financial information and operating data commencing with the fiscal year ended December 31, 1996:

          (a) annual financial statements and annual reports, prepared in accordance with generally accepted accounting principles and certified by independent public accountants, and

          (b) material financial information and operational data.

          The Obligated Person reserves the right to modify from time to time the specific types of information provided or the format of the presentation of such information, to the extent necessary or appropriate in the judgment of the Obligated Person; provided that, the Obligated
          Personagrees that any such modification will be done in a manner consistent with the Rule.
                                                                  PAGE 238
          (c)  Such annual information and operating
               datadescribed above is to be provided on or before one hundred and twenty (120) days after the end of each fiscal year ending on the preceding July 1 and will be made available, in addition to the NRMSIR's, to the Trustee and to each holder of the Bonds who makes a request for such information.

          2. The Obligated Person agrees to provide or cause to be provided, in a timely manner, to (i) each NRMSIR or to the Municipal Securities Rulemaking Board ("MSRB"), notice of the occurrence of any of the following events with respect to the Bonds, if such event is material:

          (a)  principal and interest payment delinquencies;

          (b)  non-payment related defaults;

          (c) unscheduled draws on the Bond Fund reflecting financial difficulties;

          (d) unscheduled draws on the Letter of Credit reflecting financial difficulties;

          (e) substitution of the Letter of Credit Issuer or its failure to perform;

          (f) adverse tax opinions or events affecting the tax-exempt status of the Bonds;

          (g) modifications to rights of the Holders of the Bonds;

          (h) notices of optional or mandatory redemptions of the Bonds given pursuant to the provisions of
               Article III hereof;

          (i)  defeasances;

          (j) release, substitution, or sale of property securing repayment of the Bonds; and

          (k)  rating changes.

          The Obligated Person may from time to time choose to provide notice of the occurrence of certain other events, in addition to those listed above, if such other event is material with respect to the Bonds, but the Obligated Person does not undertake to commit to provide any such notice of the occurrence of any material event except those events listed above.

          3. The Obligated Person agrees to provide or cause to be provided, in a timely manner, to each NRMSIR, notice of a
                                                                   PAGE 239
failure by the Obligated Person to provide the annual financial information with respect to the Obligated Person described above on or prior to the date set forth above; to the extent that the Obligated Person is aware of a failure by any other 'obligated person' with respect to the Bonds to provide annual financial information with respect to that 'obligated person' pursuant to a separate undertaking by that 'obligated person', the Obligated
Person also will provide notice of such failure by such 'obligated person'.

          4. The Obligated Person reserves the right to terminate its obligation to provide annual financial information and notices of material events, as set forth above, if and when the Obligated Person no longer remains an 'obligated person' with respect to the Bonds within the meaning of the Rule; the Obligated Person will provide notice of such termination to the NRMSIR's, the MSRB and the Trustee.

          5. The Obligated Person agrees that its undertaking pursuant to the Rule set forth in this section is intended to be for the benefit of the Holders of the Bonds and shall be enforceable by the Trustee on behalf of such holders or by any Holder; (or by any beneficial holder in the event the Bonds are registered in the name of Cede & Co. on behalf of The Depository Trust Company); provided that, such right to enforce the provisions of this undertaking shall be limited to a right to obtain specific enforcement of the Obligated Person's obligations hereunder and any failure by the Obligated Person to comply with the provisions of this undertaking shall not be an event of default with respect to the Bonds under the Indenture.

          6. Notwithstanding the provisions of Article IX hereof, the provisions in the previous paragraphs shall not be amended, except under the following conditions:

               (a) The amendment may only be made in connection with a change in circumstances that arises from a change in legal requirements, change in law, or change in the identity, nature, or status of the Obligated Person, or type ofbusiness conducted;

               (b) This section of the Indenture, as amended, would have complied with the requirements at the time of the primary offering, after taking into account any amendments or interpretationsof the rule, as well as any change incircumstances; and

               (c) The amendment does not materially impair the interests of holders, as determined either by parties unaffiliated with the Authority or Obligated Person (such as the Trustee or Bond
                                                                 PAGE 240
                    Counsel), or by approving vote of Holders pursuant to the terms of the Indenture at the time of the amendment.



































                                                                  PAGE 241

                            ARTICLE VI

                            INVESTMENTS

          Section 601. Investment of Bond Fund and Acquisition Fund. (a) So long as no Event of Default has occurred and is continuing, moneys held as part of the Acquisition Fund and of the Bond Fund (other than moneys held in the Letter of Credit Account) shall be invested or reinvested by the Trustee, in accordance with written directions, or oral directions confirmed in writing, of the Authorized Borrower Representative in any of the following obligations or securities (collectively "Permitted Investments"):

                    (i)  direct obligations of the United States
          of America for which its full faith and credit ispledged;

                    (ii)  obligations issued by any
          instrumentality or agency of the United States of America, whether now existing or hereafter organized, and the payment of the principal, premium, if any, and interest on which is fully and unconditionally guaranteed as a full faith and credit obligation by the United States of America;

                    (iii)  obligations issued or guaranteed by
          any State of the United States or the District of Columbia which are rated at least "Aa" by Moody's or an equivalent rating of the then current rating agency of the Bonds;

                    (iv)  interest-bearing deposits in any bank
          or trust company (which may include the Trustee) or any other bank or trust company which has a combined capital surplus and undivided profits of at least $50,000,000, which bank or trust company having an investment grade rating by Moody's or an equivalent rating of the then current rating agency of the Bonds;

                    (v)  prime commercial paper with one of the
          two (2) highest ratings by Moody's or an equivalent rating of the then current rating agency of the Bonds;
          and

                    (vi) deposits in a common trust fund holding short-term government obligations established pursuant to law as a legal depository of public moneys, any such common trust fund having a "Aaa" rating by Moody's or the highest long term rating of the then current rating agency of the Bonds.

               (b)  The Trustee, in purchasing securities of the
                                                                  PAGE 242
type described in clauses (i) and (ii) of subsection (a) above:
(i) may make any such purchase subject to agreement with the seller for repurchase by the seller at a later date, and in such connection may accept the seller's agreement for the payment of interest in lieu of the right to receive the interest payable by the issuer of the security purchased, provided that title to the security so purchased by the Trustee shall vest in the Trustee, that the Trustee shall have a perfected security interest in such security, and that the current market value of such security (or of cash or additional securities of the type described in said clauses pledged with the Trustee as collateral for the purpose) is at all times at least equal to the total amount thereafter to become payable by the seller under said agreement, or (ii) may purchase shares of a fund whose sole assets are of a type described in clauses (i), (ii) and (iii) of subsection (a) above and such repurchase agreements thereof.

               (c) If any Event of Default has occurred and is continuing hereunder, the Trustee may make such investments in Permitted Investments (as described in Section 601(a)(i) hereof) as permitted under applicable laws as it deems advisable; provided that in no event shall it invest in securities issued by or obligations of, or guaranteed by, the Authority, the Borrower or any affiliate or agent of either of the foregoing.

          Section 602.  Investment of Letter of Credit Account.
Moneys held in the Letter of Credit Account shall remain uninvested.

          Section 603. General Provisions of Investments. (a) Any permissible investments of money in the Bond Fund or Acquisition Fund shall be held by or under the control of the Trustee and shall be deemed at all times as part of the fund or account from which the investment was made and the interest accruing on any such investment and any profit realized from such investment shall be credited to such fund or account and any loss resulting from such investment shall be charged to such fund or account.

               (b) The Trustee shall sell and reduce to cash a sufficient portion of investments held for the account of the Eligible Moneys Account in the Bond Fund whenever the cash balance of Available Moneys in the Eligible Moneys Account is insufficient to make a payment required to be made therefrom or when such cash balance therein is insufficient to meet any Redemption of said Bonds that may be required under the provisions hereof or of the Loan Agreement. The Trustee shall sell and reduce to cash a sufficient portion of investments held for the account of the Acquisition Fund whenever the cash balance in the Acquisition Fund is insufficient to make a payment in respect of a certificate of requisition when presented.

               (c)  Notwithstanding the foregoing, the Borrower
                                                                 PAGE 243
shall not direct the Trustee to invest the proceeds of the Bonds or payments due under the Loan Agreement, or any other funds which may be deemed to be proceeds of the Bonds pursuant to
Section 103 or 148 of the Code and the applicable Regulations thereunder, in such a way as to cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 103 or 148 of the Code and such Treasury Regulations issued thereunder, as applicable to the Bonds. In accordance with the foregoing, unless the Trustee shall have been furnished with an approving opinion of Bond Counsel, the Borrower shall not direct the Trustee to invest moneys in the Acquisition Fund or the Bond Fund except as provided in the Authority's Tax Certificate dated the Issue Date.

               (d)  The Trustee, except for its willful
misconduct or gross negligence, shall have no liability to any Person for any breach by the Borrower of provisions of the foregoing paragraph as long as the Trustee invests or reinvests, pursuant to directions of the Authorized Borrower Representative properly given in accordance with Section 601, the Bond Fund and Acquisition Fund moneys in Permitted Investments pursuant to
Section 601 hereof. The Trustee may refuse to invest in obligations directed by the Authorized Borrower Representative which violate the provisions of Sections 601(a) and 603(c) hereof, but the Trustee shall be under no obligation to verify any such direction received by it in accordance with the terms of this Indenture.














                                                                  PAGE 244




                           ARTICLE VII

                   THE TRUSTEE, PAYING AGENTS

          Section 701. Appointment of Trustee; Acceptance of the Trusts. (a) Shawmut Bank Connecticut, National Association, Hartford, Connecticut, is hereby appointed as Trustee. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

                    (i)  The Trustee may execute any of the
          trusts or powers hereof and perform any of its duties by or through attorneys or agents (provided that neither the Authority, the Borrower or any affiliate or agent of any of the foregoing shall act as an agent of the Trustee) and shall not be answerable for any misconduct or negligence on the part of any attorney or agent appointed hereunder and shall be entitled to advice of counsel concerning all matters of the trusts hereof and the duties hereunder and may in all cases pay such reasonable compensation to all such attorneys and agents as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Authority or the Borrower) approved by the Trustee in the exercise of its reasonable judgment. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

                    (ii)  The Trustee shall not be responsible
          for any recital herein or in the Bonds (except in respect of the Certificate of Authentication of the Trustee endorsed on the Bonds) or for insuring the Project Facilities, or collecting any insurance moneys, or for the validity of execution by the Authority of this Indenture or of any supplements hereto or any instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value or title of the Project Facilities or otherwise as to the maintenance of the security hereof, or, except as provided in Article VI hereof, for the eligibility of any security as an investment of trust funds held by it.

                    (iii)  The Trustee shall not be accountable
          for the use of any Bonds authenticated or delivered hereunder after such Bonds shall have been delivered in accordance with the instructions of the Authority or the Borrower, as the case may be. The Trustee may
                                                                  PAGE 245
          become the Owner of Bonds secured hereby with the same rights which it would have if not Trustee.

                    (iv)  The Trustee shall be protected in
          acting in good faith upon any notice, request, investment instruction, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

                      (v)  As to the existence or nonexistence of
          any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled, in the absence of bad faith on its part, to rely upon a certificate of the Authority signed by
          (a) the Executive Director or Deputy Director of the Authority or an Authorized Authority Representative, or
          (b) any other duly authorized Person (such authority to be conclusively evidenced by an appropriate resolution of the Authority), or any certificate signed by an Authorized Borrower Representative, as sufficient evidence of the facts therein contained, and prior to the occurrence of an Event of Default of which the Trustee has been notified in writing or deemed notified as provided in Section 901 hereof, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary of the Authority under its seal to the effect that a resolution in the form therein set forth has been adopted by the Authority as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

                     (vi)  The permissive right of the Trustee to
          take any actions or to refrain from taking any actions enumerated in this Indenture shall not be construed as a duty. The Trustee shall not be answerable for other than its gross negligence, willful misconduct, or willful default in connection with the acceptance or administration of the trusts hereunder. The Trustee shall act on behalf of the Authority hereunder only insofar as its duties are expressly set forth and shall not have implied duties. The Trustee shall not
                                                                 PAGE 246
          a duty to inquire into or pass upon the validity, effectiveness, genuineness or value of the Mortgage, the Loan Agreement or the other Loan Documents and shall assume that the same are valid, effective and genuine and what they purport to be. The Trustee may consult with legal counsel selected by it and shall be entitled to rely upon the opinion of such counsel in taking or omitting to take any action. The Trustee shall have the same rights and powers as any other bank or lender and may exercise the same as though it were not the Trustee, and it may accept deposits from, lend money to and generally engage in any kind of business with the Borrower as though it were not the Trustee.

                    (vii)  The Trustee shall not be personally
          liable for any debts contracted or for damages to Persons or to personal property injured or damaged, or for salaries or non-fulfillment of contracts during any period.

                   (viii) Subject to the provisions of the Loan Agreement, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right at any and all reasonable times, fully to inspect the Project Facilities, including all books, papers and records of the Authority pertaining to the Project Facilities and the Bonds, and to take such memoranda from and in regard thereto as may be desired.

                     (ix)  The Trustee shall not be required to
          give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect to the premises.

                      (x)  Notwithstanding anything contained
          elsewhere in this Indenture, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate actions or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Authority to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

                     (xi)  Before taking any action under the
          Indenture the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all
                                                                    PAGE 247
          expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from gross negligence, willful misconduct or willful default by reason of any action so taken;
          provided that the Trustee may not require such an indemnity bond to be furnished when the Trustee is presenting a draft for a draw or drawing upon the Letter of Credit, paying the principal and accrued interest due on the Bonds when due at maturity or upon Redemption or acceleration of the Bonds in accordance with this Indenture; provided, further, however, that while the Trustee may not require indemnification prior to the specific acts of presenting a draft under the Letter of Credit or paying the principal of and interest accrued on the Bonds when due whether at maturity, Redemption, acceleration or otherwise as set forth herein, the Trustee shall continue to be entitled to such indemnification as otherwise provided herein.

                    (xii)  All moneys received by the Trustee or
          any Paying Agent shall, until used or applied or invested as herein provided, be held in trust in the manner and for the purposes for which they were received.

                   (xiii)  The Trustee shall have no obligation
          with respect to any Financial Statements forwarded to the Trustee by the Borrower pursuant to Article V of the Loan Agreement other than the obligation to make such Financial Statements available for review by any Holder of any Bond upon receipt of a written request to do so from any such Holder.

               (b) In the case of and during the continuance of an Event of Default or upon the occurrence of an Event of Default as to which the Trustee has received a notice as provided herein, the Trustee shall exercise the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

          Section 702.  Fees, Charges and Expenses of Trustees and
Paying Agents. The Trustee and Paying Agent shall be entitled to payment or reimbursement for reasonable fees for services rendered hereunder and all reasonable expenses (including advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee and Paying Agent in connection with such services).
The Trustee and Paying Agent shall be entitled to be indemnified for, and be held harmless against, any loss, liability or expense, incurred without gross negligence, willful misconduct or bad faith on the part of the Trustee and Paying Agent, arising out of or in connection with the acceptance or administration of the trusts hereunder, including the costs and expenses of defending itself against any claim or liability in the premises. The indemnity set
                                                                 PAGE 248
forth in the Loan Agreement at Section 5.23 is hereby incorporated by reference as if set forth herein in its entirety. All fees, charges and other compensation to which the Trustee and Paying
Agent may be entitled under the provisions of this Indenture are required to be paid by the Borrower under the terms of the Loan
Agreement and, accordingly, except for moneys that the Authority may derive from the foregoing, neither the Authority nor the Bank shall be liable to indemnify the Trustee and Paying Agent for fees, charges and other compensation to which the Trustee and Paying
Agent may be entitled, and by acceptance of the trusts hereunder the Trustee and Paying Agent shall be deemed to have agreed to the foregoing. The Trustee is hereby granted a lien to be perfected by possession on all moneys held by it hereunder (other than moneys held by it in the Letter of Credit Account and Rebate Fund) for the payment of the foregoing; provided, however, that while the Trustee may not require indemnification prior to the specific acts of presenting a draft under the Letter of Credit or paying the principal of and interest accrued on the Bonds when due whether at maturity, Redemption, acceleration or otherwise as set forth herein, the Trustee shall continue to be entitled to such indemnification as otherwise provided herein.

          Section 703.  [Intentionally Omitted]

          Section 704. Intervention by Trustee. In any judicial proceeding to which the Authority is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Holders of the Bonds, the Trustee may, and if requested in writing by the Holders of at least twenty-five percent (25%) of the aggregate principal amount of Bonds then Outstanding shall, intervene on behalf of Bondholders.

          Section 705. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, provided such corporation or association is a trust company or national or state bank within or outside the State having trust powers, in good standing, having reported capital surplus and undivided profits of not less than $50 million ipso facto and having a Moody's rating of at least Baa3 or P3 or be otherwise acceptable to Moody's or the then current rating agency of the Bonds, shall be and become successor Trustee hereunder and vested with all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 706. Resignation by the Trustee. The Trustee and any successor Trustee may at any time resign by giving not less
                                                                   PAGE 249
than thirty (30) days' written notice to the Authority, the Letter of Credit Issuer and the Borrower and by first class mail to each registered Owner of Bonds then Outstanding as shown on the records of the Trustee. Such resignation shall take effect only upon the appointment of a successor Trustee by the Bondholders or the Borrower. Such notice to the Authority, the Letter of Credit
Issuer and the Borrower may be served personally or sent by registered mail or telegram. In case at any time the Trustee shall resign and no appointment of a successor Trustee shall be made prior to the date specified in the notice of resignation as the date when such resignation shall take effect, the resigning Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Trustee. The Trustee shall be compensated for all costs of seeking and appointing a successor should the Bondholders and Authority fail to so appoint a successor
Trustee within the thirty (30) day time period to do so.

          Section 707. Removal of the Trustee. (a) The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee, the Authority and the Borrower by the Letter of Credit Issuer, which after the occurrence of an Event of Default or an Event of Default by the Letter of Credit Issuer of its obligations under the Letter of Credit must be signed by the Owners of fifty-one percent (51%) in aggregate principal amount of Bonds then Outstanding.

               (b) The Trustee may also be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provisions of this Indenture, by any court of competent jurisdiction upon the application by the Authority, the Letter of Credit Issuer, the Borrower or the Owners of fifty-one percent (51%) in aggregate principal amount of the Bonds then Outstanding.

          Section 708. Appointment of Successor Trustee by the Borrower or Bondholders. (a) In case the Trustee hereunder shall resign, or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder as fiduciary for Holders of the Bonds, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, upon the request of the Borrower or the Owners of fifty-one percent (51%) in aggregate principal amount of Bonds Outstanding, the Authority by an instrument executed and signed by the Executive Director, Deputy Director or any other Authorized Authority Representative of the Authority and attested by the Secretary or Assistant Secretary of the Authority under its seal shall forthwith appoint a Trustee to fill such vacancy. Such appointment shall become final upon the written acceptance of such trusts by the successor Trustee so appointed as provided in Section 709 hereof.

               (b) Every such Trustee appointed pursuant to the provisions of this Section shall be a national banking association
                                                                 PAGE 250
or a domestic bank or trust company within or outside the State having trust powers, in good standing and having a reported capital surplus and undivided profits of not less than $50 million ipso facto and having a Moody's rating of at least Baa3 or P3 or be a banking institution otherwise acceptable to Moody's or the then current rating agency of the Bonds.

          Section 709. Concerning any Successor Trustee. (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor Trustee and to the Authority and the Borrower an instrument in writing accepting such appointment hereunder as fiduciary for Holders of the Bonds. Thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessors.

               (b) Every predecessor Trustee shall, on the written request of the Authority, or of the successor Trustee, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts, duties and obligations of such predecessor hereunder. Every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor for direct deposit in the appropriate successor trust accounts. Should any instrument in writing from the Authority be required by a successor Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties and obligations hereby vested or intended to be vested in the predecessor Trustee, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Authority. Every predecessor Trustee shall transfer the Letter of Credit and all required documents to effectively transfer such Letter of Credit to its successor Trustee in accordance with the provisions of the Letter of Credit.

               (c)  The resignation of any Trustee and the
instrument or instruments removing any Trustee and appointing a successor hereunder, or the instrument evidencing the transfer of the Trust Estate shall be filed and/or recorded by the successor Trustee in each filing or recording office where this Indenture (or a memorandum thereof) shall have been filed and/or recorded.

               (d) The Borrower shall give prompt written notice to the Letter of Credit Issuer as to the appointment of any successor Trustee hereunder.

          Section 710.  Trustee Protected in Relying upon
Resolutions, etc. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the withdrawal of cash hereunder and the taking
                                                                  PAGE 251
of or omitting to take any other action under this Indenture.

          Section 711. Successor Trustee as Trustee of the Funds, Bond Registrar and Paying Agent. Any Trustee which has resigned or been removed shall cease to be Trustee of the Funds, Bond Registrar and Paying Agent for principal and interest of the Bonds, and the successor Trustee shall become such Trustee, Bond Registrar and Paying Agent. Every predecessor Trustee shall deliver to its successor Trustee all books of account, the registration books, the list of Bondholders and all other records, documents and instruments relating to its duties as such custodian and Bond Registrar.

          Section 712. Trustee and Authority Required to Accept Directions and Actions of Borrower. (a) Whenever, after a reasonable request by the Borrower, the Authority shall fail, refuse or neglect to give any direction to the Trustee or to require the Trustee to take any other action which the Authority is required to have the Trustee take pursuant to the provisions of the Loan Agreement or this Indenture, the Borrower instead of the Authority may give any such direction to the Trustee or require the Trustee to take any such action. Upon receipt by the Trustee of a written notice from the Borrower stating that the Borrower has made reasonable request of the Authority, and that the Authority has failed, refused or neglected to give any direction to the Trustee or to require the Trustee to take any such action, the Trustee is hereby irrevocably empowered and directed, subject to other provisions of this Indenture, to accept such direction from the Borrower as sufficient for all purposes of this Indenture. The Borrower shall have the direct right to cause the Trustee to comply with any of the Trustee's obligations under this Indenture to the same extent that the Authority is empowered so to do.

               (b) Certain actions or failures to act by the Authority under this Indenture may create or result in an Event of Default under this Indenture and the Authority hereby agrees that the Borrower may, to the extent permitted by law, perform any and all acts or take such action as may be necessary for and on behalf of the Authority to prevent or correct said Event of Default and the Trustee shall take or accept such performance by the Borrower as performance by the Authority in such event.

          Section 713. Paying Agent or Agents. (a) The Trustee is hereby designated, and by executing this Indenture agrees to act, as Paying Agent for and with respect to the Bonds.

               (b) The Authority from time to time may appoint one or more additional Paying Agents and, in the event of the resignation or removal of any Paying Agent, a successor Paying
Agent, pursuant to the provisions hereof. Each Paying Agent appointed shall be a national banking association or a domestic bank or trust company within or outside the State, having trust powers, in good standing, having a reported capital surplus and
                                                                PAGE 252
undivided profits aggregating at least $50 million ipso facto and having a Moody's rating of Baa3 or P3 or be a banking institution otherwise acceptable to Moody's or the then current rating agency of the Bonds and willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed on it by this Indenture. Each Paying Agent shall accept in writing its appointment as a fiduciary for Holders of the Bonds and shall hold in one or more separate trust accounts, maintained by it in its own name, all moneys transferred to it for the payment of principal, redemption premium, if any, and interest on the Bonds.

               (c) Any Paying Agent may at any time resign and be discharged of the duties and obligations created by the Indenture by giving at least thirty (30) days' written notice to the Authority and the Trustee. Any Paying Agent may be removed at any time by an instrument filed with such Paying Agent and the Trustee and signed by the Authority. In the event of the resignation or removal of any Paying Agent, such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

               (d) Any Paying Agent shall be entitled to payment of reimbursement for fee charges and expenses as provided in
Section 702 hereof.

          Section 714. Maintenance of Records. The Trustee hereby agrees to hold all documents, affidavits, certificates and opinions delivered to it pursuant to Section 3.3 of the Loan Agreement for a period of at least two (2) years after the defeasance of the Bonds and the release of all liens created under the Indenture associated therewith. The Authority shall have the right to inspect such documents, affidavits, certificates and opinions at the principal corporate trust office of the Trustee at reasonable times and upon reasonable notice. The Trustee shall be obligated to provide copies of such documents, affidavits, certificates and opinions to the Authority at its request.

          Section 715. Consent of Borrower and Letter of Credit Issuer. Whenever in this Article VII an appointment of a successor fiduciary is to be made, such appointment (other than an appointment by a court of competent jurisdiction pursuant to
Section 706 hereof) shall be made only with the prior written consent of the Borrower and Letter of Credit Issuer, provided that if either party is in default of its obligations under the Loan Agreement, the Reimbursement Agreement or the Letter of Credit, such defaulting party's consent shall not be required to effectuate such appointment.





                                                                  PAGE 253
                          ARTICLE VIII

                     SUPPLEMENTAL INDENTURES

          Section 801. Supplemental Indentures Not Requiring Consent of Bondholders. (a) The Authority and the Trustee may without the consent of, or notice to, any of the Bondholders, enter into an indenture or indentures supplemental hereto as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

                      (i)  To cure any ambiguity or formal defect
          or omission in the Indenture;

                     (ii) To grant to or confer upon the Trustee, with its consent, for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;

                    (iii)  To grant or pledge to the Trustee for
          the benefit of Bondholders any additional security;

                     (iv)  To modify, amend or supplement the
          Indenture or any indenture supplemental thereto in such manner as to permit the qualification thereof under the Trust Indenture Act of 1939 or any similar Federal statute then in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the States of the United States, and, if they so determine, to add to the Indenture or any indenture supplemental thereto such other terms, conditions and provisions as may be permitted by the Trust Indenture Act of 1939 or similar Federal statute;

                      (v)  To add to the covenants and agreements
          of the Authority in this Indenture, other covenants and agreements to be observed by the Authority;

                     (vi)  To obtain a rating on the Bonds from
          Moody's or Standard & Poor's, or any similar credit agency;

                    (vii)  To provide for book-entry only bonds;

                   (viii)  To make any other change which, in the
          judgment of the Trustee acting in reliance upon an opinion of independent counsel, is not to the prejudice of the Trustee or the Holders of the Bonds.

               (b)  The Trustee may rely upon an opinion of
independent counsel as conclusive evidence that any such Supplemental Indenture complies with the foregoing conditions and
                                                                 PAGE 254
provisions.

          Section 802. Supplemental Indentures Requiring Consent of Bondholders. (a) Exclusive of Supplemental Indentures covered by Section 801 hereof and subject to the terms and provisions contained in this Section 802, the Holders of not less than 66 2/3% aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, to consent to and approve the execution by the Authority and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Authority for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained herein or in any supplemental indenture; provided that nothing contained in this Section shall permit, or be construed as permitting without the consent of all the Holders of Bonds Outstanding:

                      (i)  an extension of the maturity of the
          principal of or the interest on any Bond issued hereunder; or

                     (ii)  a reduction in the principal amount of
          any Bond or the rate of interest thereon or a change in the method of calculation of the rate of interest thereon; or

                    (iii)  a privilege, preference or priority of
          any Bond or Bonds over any other Bond or Bonds (except with respect to the Letter of Credit or similar credit instrument issued with respect to the Bonds); or

                     (iv)  a reduction in the aggregate principal
          amount of the Bonds required for consent to such supplemental indenture; or

                      (v)  the creation of a lien upon the Trust
          Estate ranking prior to or on a parity with the lien created by this Indenture.

               (b) If at any time the Authority shall request the Trustee to enter into a Supplemental Indenture for any of the purposes of this Section 802, the Trustee shall, upon being satisfactorily indemnified with respect to expenses and unless such notice is waived by 100% of the Bondholders, cause notice of the proposed execution of such Supplemental Indenture to be mailed, by first class mail, to all registered Owners of Bonds then Outstanding at their addresses as they appear on the registration books kept by the Trustee. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Bondholders.

               (c)  If, within such period after the mailing of the
                                                                   PAGE 255
notice required by Section 802(b) as the Authority shall prescribe with the approval of the Trustee, the Authority shall deliver to the Trustee an instrument or instruments executed by the Holders of not less than 66 2/3% in aggregate principal amount of the Bonds then Outstanding, referring to the proposed Supplemental Indenture as described in such notice and consenting to and approving the execution thereof, the Trustee shall execute such Supplemental
Indenture.

               (d) If, within sixty (60) days or such longer period as shall be prescribed by the Authority following the mailing of such notice, the Holders of not less than 66 2/3% in aggregate principal amount of the Bonds Outstanding at the time of the adoption of any such Supplemental Indenture shall have consented to and approved the adoption thereof as herein provided, no Holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the adoption thereof, or to enjoin or restrain the Trustee or the Authority from taking any action pursuant to the provisions thereof. Upon the adoption of any such Supplemental Indenture as in this Section 802 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

               (e)  The Trustee may rely upon an opinion of
independent counsel as conclusive evidence that (i) any Supplemental Indenture entered into by the Authority and the Trustee and (ii) the evidence of requisite Bondholder consent thereto comply with the provisions of this Section 802.

          Section 803.  Consent of Borrower and Bank.  (a)
Anything herein to the contrary notwithstanding, no Supplemental Indenture under this Article VIII shall become effective unless and until the Borrower shall have consented to the adoption of such Supplemental Indenture. The Borrower shall be deemed to have consented to the adoption of any such Supplemental Indenture if the Authority does not receive a letter of protest or objection thereto signed by or on behalf of the Borrower on or before 3:30 p.m., on the 30th day after the mailing of a notice and a copy of the proposed Supplemental Indenture to the Borrower.

               (b) Anything herein to the contrary notwithstand-ing, no Supplemental Indenture as described in Sections 801 and 802 hereof shall be entered into without the prior written consent of the Letter of Credit Issuer so long as any Bonds are Outstanding.

          Section 804. Bond Counsel Opinion. As a precondition to the execution and delivery of any Supplemental Indenture hereunder there shall be delivered to the Authority, the Trustee, the Borrower and the Letter of Credit Issuer an opinion of Bond Counsel stating that such Supplemental Indenture is authorized or permitted by this Indenture and the Act, complies with their respective terms, will be valid and binding upon the Authority in accordance
                                                                   PAGE 256
with its terms and will not adversely affect exclusion from gross income of interest on the Bonds for Federal income tax purposes.
























                                                                 PAGE 257
                           ARTICLE IX

               DEFAULT PROVISIONS AND REMEDIES OF
                     TRUSTEE AND BONDHOLDERS

          Section 901. Events of Default. Each of the following events is hereby defined as and shall constitute an "Event of Default" under this Indenture:

               (a) if payment of any installment of interest on any Bond is not made when it becomes due and payable;

               (b) if payment of any portion of the principal or Redemption Price on any Bond is not made when it becomes due and payable whether at stated Redemption, by call for Redemption other than an optional redemption pursuant to Sections 301(e), 304(b) and 304(c) hereof, acceleration or otherwise;

               (c) receipt by the Trustee from the Letter of Credit Issuer of (i) a written declaration from the Letter of Credit Issuer of the occurrence of an "Event of Default" under the Reimbursement Agreement or (ii) notice that the Letter of Credit Issuer has elected not to reinstate an "A Drawing" under the Letter of Credit in accordance with the terms of the Letter of Credit, together with a written direction from the Letter of Credit Issuer to declare an Event of Default hereunder and under the Loan Agreement and to accelerate the Bonds;

               (d) if the Letter of Credit Issuer shall wrongfully refuse to honor the Letter of Credit; and

               (e) receipt by the Trustee of written notice from the Authority of the occurrence of an Event of Default under the Loan Agreement (but only with the consent of the Letter of Credit Issuer as long as the Letter of Credit is in full force and effect and the Letter of Credit Issuer is not in default in its obliga-tions under the Letter of Credit), other than an Event of Default under Subsection 901(a) or (b) above.

          Section 902.  Acceleration.  (a)  (i)  Upon any Event of
Default under Section 901 hereof (except an Event of Default under
Section 901(c) which shall be treated as set forth in 902(a)(ii) below), while the Letter of Credit is not in effect or while the Letter of Credit Issuer is then in default of its obligations thereunder, upon the written request of the Holders of not less than fifty-one percent (51%) in aggregate principal amount of Bonds then Outstanding or (ii) upon the occurrence of any Event of Default under Section 901(c), the Trustee shall, by notice in writing delivered to the Authority, the Borrower and the Letter of Credit Issuer, declare the principal of all Bonds then Outstanding and the interest accrued on such Bonds to the date of the declaration of acceleration to be due and payable, whereupon such principal and interest shall become and be immediately due and
                                                                   PAGE 258
payable and declare that interest shall cease to accrue on the date of the declaration of acceleration.

               (b) Upon the occurrence and during the continuance of any Event of Default under Section 901 hereof, while the Letter of Credit is in effect and the Letter of Credit Issuer is not in default of its obligations thereunder, the Trustee shall, but only if so directed by the Letter of Credit Issuer, without any notice to the Authority and the Borrower, declare the principal of all Bonds then Outstanding and the interest accrued on the Bonds to the date of the declaration of acceleration immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable and declare that interest shall cease to accrue on the date of the declaration of acceleration.

               (c) If all of the Bonds Outstanding shall become so immediately due and payable pursuant to Sections 902(a) or 902(b) hereof, the Trustee shall, as soon as practicable, declare by written notice to the Borrower all unpaid installments payable by the Borrower under Section 4.2 of the Loan Agreement to be immediately due and payable. Upon any acceleration of the Bonds, the Trustee shall immediately draw under the Letter of Credit in accordance with Section 404 hereof and make payment to the Bondholders of principal of all Bonds then Outstanding and interest accrued on such Bonds to the date of declaration of acceleration.

               (d) Upon receipt by the Trustee of payment of the full amount drawn on the Letter of Credit and provided sufficient moneys are available in the Bond Fund to pay sums due on the Bonds, the Letter of Credit Issuer shall be subrogated to the right, title and interest of the Trustee and Bondholders in and to the Trust Estate and any other security held by the Trustee for payment of the Bonds and the Trustee shall be required to execute such documents as the Bank may reasonably request to evidence such subrogation.

               (e) If, after the principal of the Bonds has been so declared to be due and payable (other than by reason of or in connection with an Event of Default under Section 901(c) unless and until the Letter of Credit Issuer shall have withdrawn in writing its notice specified in such Section and has given written notice of reinstatement of the Letter of Credit in full):

                    (i)  the Authority pays or causes to be paid
          all arrears of interest and interest on overdue installments of interest (if lawful) at the rate or rates per annum borne by the Bonds and the principal and premium, if any, on all the Bonds then Outstanding which shall have become due and payable otherwise than by acceleration;

                  (ii)   the Authority pays or causes to be paid
          all other sums payable under this Indenture, except the
                                                                 PAGE 259
          principal of and interest on the Bonds which by such declaration shall have become due and payable, upon the Bonds;

                 (iii) the Authority also performs all other things in respect to which it may have been in default hereunder and pays the reasonable charges of the Trustee, the Bondholders and any trustee appointed under law, including the Trustee's reasonable attorneys' fees; and

                  (iv) no Event of Default under this Indenture or the Agreement is then continuing;

then, in every such case, the Trustee shall annul such declaration and its consequences (but if the Letter of Credit has been drawn on in connection with such acceleration, only if the Trustee has received written notice from the Letter of Credit Issuer that the Letter of Credit has been fully reinstated), and such annulment shall be binding upon all Holders of Bonds issued hereunder. No such annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon. The Trustee shall forward a copy of any such annulment notice pursuant to this paragraph to the Authority, the Borrower, the Paying Agent and the Letter of Credit Issuer.

          Section 903. Preservation of Security. Subject to the provisions of Sections 905, 912 and 914 hereof, upon the occurrence and during the continuance of any Event of Default, the Trustee may, and upon the written request of the Holders of not less than fifty-one percent (51%) in aggregate principal amount of the Bonds then Outstanding, and provided the Trustee is furnished with security and indemnity satisfactory to it, shall institute and maintain such suits and proceedings as it may be advised by counsel shall be necessary or expedient to prevent any impairment of the Security under this Indenture by any acts which may be unlawful or in violation of this Indenture and such suits and proceedings as the Trustee may be advised shall be necessary or expedient to preserve or protect its interests and the interests of the Bondholders and the Letter of Credit Issuer.

          Section 904. Other Remedies. (a) Subject to Sections 905 and 914 hereof, upon the occurrence and during the continuance of any Event of Default the Trustee may, as an alternative, proceed to pursue any available remedy to enforce the payment of the principal of, redemption premium, if any, and interest on the Bonds then Outstanding, including, without limitation, an action or writ of mandamus.

               (b) Subject to Sections 905 and 914 hereof, upon the occurrence and during the continuance of any Event of Default, then and in every case the Trustee may proceed, and upon the written request of the Holders of not less than fifty-one percent
(51%) in aggregate principal amount of the Bonds then Outstanding
                                                                 PAGE 260
shall proceed, to protect and enforce its rights, the rights of the Bondholders under the Act and under the Indenture and the rights of the Letter of Credit Issuer forthwith by such suits, actions or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction (provided the Trustee is furnished with security and indemnity satisfactory to
it), whether for the specific performance of any covenant or agreement contained in this Indenture or the Agreement or in aid of the execution of any power granted herein or in the Agreement, or in the Act or for the enforcement of any legal or equitable right or remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce such rights or to perform any of its duties under this Indenture.

               (c) If an Event of Default shall have occurred and be continuing, and if requested to do so by the Holders of not less than fifty-one percent (51%) in aggregate principal amount of the Bonds then Outstanding or the Letter of Credit Issuer, as applicable, pursuant to Section 905 and indemnified as provided in
Section 903 hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section and by Sections 903 and 906 hereof as the Trustee, being advised by counsel, shall deem most expedient and in the interest of the Bondholders.

               (d) No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee, the Letter of Credit Issuer or to the Bondholders hereunder or now or hereafter existing by law.

               (e) No waiver of any Event of Default hereunder, whether by the Trustee, the Letter of Credit Issuer or by the Bondholders, shall extend to or shall affect any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

          Under no circumstances shall the Trustee be required to resort to any other remedy prior to drawing under the Letter of Credit.

          Section 905.  Right of Letter of Credit Issuer or
Bondholders to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, following an acceleration of the payment of the Bonds as provided in Section 902 hereof, the Letter of Credit Issuer (so long as the Letter of Credit is in effect and not wrongfully dishonored) or, upon the termination of the Letter of Credit or a default by the Letter of Credit Issuer thereunder, the Holders of at least fifty-one percent (51%) in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of
                                                                 PAGE 261
conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture or for the appointment of a receiver or any other proceedings hereunder;
provided that such direction shall not be otherwise than in accordance with the provisions of law or of this Indenture; and further provided that the Trustee shall be indemnified to its satisfaction pursuant to Section 903 hereof; provided, further, however, that while the Trustee may not require indemnification prior to the specific acts of presenting a draft under the Letter of Credit or paying the principal of and interest accrued on the Bonds when due whether at maturity, Redemption, acceleration or otherwise as set forth herein, the Trustee shall continue to be entitled to such indemnification as otherwise provided herein.

          Section 906. Appointment of Receiver. Upon the occurrence and during the continuance of an Event of Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee, the Letter of Credit Issuer and/or of the Bondholders, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and the payments derived from the Agreement, together with such other powers as the court making such appointments shall confer.

          Section 907. Application of Moneys. (a) All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article IX (except moneys derived from a draw under the Letter of Credit) shall be applied first to the payment of the reasonable costs and expenses of the proceedings, including reasonable attorneys' fees, resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee hereunder, including reasonable attorneys' fees, except as a result of its gross negligence, willful misconduct or bad faith. The balance of such moneys, after providing for the foregoing, shall be deposited by the Trustee in the Eligible Moneys Account in the Bond Fund and all moneys in the Bond Fund shall be applied as follows:

               (i) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

                    First -- To the payment to the Holders of the
               Bonds entitled thereto of all installments of interest then due on the Bonds, in order of maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the amounts due on such installment, to the Holders entitled thereto, ratably, without any discrimination or preference;

                    Second -- To the payment to the Holders of the
                                                                  PAGE 262
               Bonds entitled thereto of the unpaid principal or Redemption Price of any of the Bonds which shall have become due (other than Bonds called for Redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in order of their due dates, and to the payment of interest on such Bonds from the respective dates upon which they became due. If the amount available shall not be sufficient to pay in full
               Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal and redemption premium, if any, due on such date, to the Persons entitled thereto without any discrimination or preference; and

                    Third -- To the payment of the principal or
               Redemption Price of and interest on the Bonds as the same become due and payable.

              (ii) If the principal of all Bonds shall have become due or shall have been declared due and payable, all such moneys applied to the payment of the principal of, redemption premium, if any, and interest then due and unpaid on the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal, redemption premium, if any, and interest, to the Holders of Bonds entitled thereto without any discrimination or preference.

             (iii) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article IX then, subject to the provisions of paragraph (ii) of this Section 907(a) in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (i) of this Section 907(a).

               (b) Whenever moneys are to be applied pursuant to the provisions of this Section 907, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard for the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless another date shall be deemed more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates
                                                                PAGE 263
shall cease to accrue, except if the Bonds were immediately due and payable by acceleration then the interest on such principal amounts to be paid shall have ceased to accrue on the date of the declaration of acceleration and the date fixed for payment shall be as near as possible to the date of the declaration of acceleration.
The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Holder of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

               (c) Whenever all Bonds and interest thereon have been paid under the provisions of this Section 907 and all expenses and charges of the Trustee have been paid, any balance remaining in the Bond Fund and Letter of Credit Account shall be paid, first to the Letter of Credit Issuer as provided in Section 412 hereof and then to the Borrower.

          Section 908. Remedies Vested in Trustee. All rights of action (including the right to file proof of claims) under the Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceedings instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Holders of the Bonds. Subject to the provisions of Section 907 hereof, any recovery of judgment shall be for the equal and ratable benefit of the Holders of the Outstanding Bonds in respect of which such proceedings shall be brought.

          Section 909.  Rights and Remedies of Bondholders.  (a)
No Holder of any Bond shall have any right to institute any suit, action or proceeding for the enforcement of any covenant or provision of the Indenture or for the appointment of a receiver or any other remedy hereunder, unless:

               (i) an event of default has occurred of which the Trustee has been notified or is deemed to have notice as provided in this Article IX;

              (ii) such event of default shall have become an Event of Default;

             (iii) the Holders of at least fifty-one percent (51%) in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee, shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in the Trustee's name and shall have offered to the Trustee indemnity satisfactory to the Trustee, as provided in Section 903 hereof; and

              (iv)  the Trustee shall thereafter have failed or
                                                                PAGE 264
          refused to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name.

Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder, it being understood and intended that no one or more Holders of the Bonds shall have any right in any manner whatsoever to enforce any right hereunder except in the manner herein provided, and that all proceedings shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the Holders of all Bonds then Outstanding. The provisions of this Section 909 shall no longer be of any effect after all of the right, title and interest of the Bondholders under this Indenture shall have been subrogated to the Letter of Credit Issuer, pursuant to Section 902(d) hereof.

               (b) Nothing contained in the Indenture shall affect or impair any right of enforcement conferred on any Bondholder by law, including the Act, or the right of any Bondholder to enforce the payment of the principal of, redemption premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Authority to pay the principal of, redemption premium, if any, and interest on each of the Bonds issued hereunder to the respective Holders thereof at the time, place, from the source and in the manner as provided herein and in the Bonds.

          Section 910. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right hereunder by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Authority, the Letter of Credit Issuer and the Trustee shall be restored to their former positions and rights hereunder and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

          Section 911.  Waivers and Non-Waiver of Events of
Default. Subject to the provisions of Section 914 hereof, (a) to the extent not precluded by the Act, the Trustee may in its discretion waive any Event of Default hereunder (other than an Event of Default under Section 901(c)) and its consequences and rescind any declaration of acceleration of maturity of principal, and shall waive any Event of Default hereunder and its consequences upon the written request of the Holders of not less than fifty-one percent (51%) in aggregate principal amount of all the Bonds then
Outstanding; provided that an Event of Default under Section 901(c) hereof may only be waived if the Letter of Credit Issuer withdraws in writing its notice specified in Section 901(c); provided, further that an Event of Default under Section 901(c) hereof may
                                                                 PAGE 265
only be waived if the Trustee has received written notice from the Letter of Credit Issuer that the Letter of Credit has been fully reinstated; provided, further that there shall not be waived any Event of Default unless prior to such waiver or rescission, all arrears of interest and payment of principal when due, as the case may be, together with interest (to the extent permitted by law) on overdue principal and interest, at the applicable rate of interest borne by the Bonds, and all expenses of the Trustee in connection with such Event of Default shall have been paid or provided for.
In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Authority, the Trustee, the Bondholders and the Letter of Credit Issuer shall be restored to their former positions and rights hereunder respectively. No such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

               (b) No delay or omission of the Trustee or of any Holder of the Bonds to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Article IX to the Trustee, the Letter of Credit Issuer and the Holders of the Bonds, respectively, may be exercised from time to time and as often as may be deemed expedient.

               (c) The Trustee may waive any Event of Default, other than an Event of Default under Section 901(c) hereof, which in its opinion shall have been remedied before the entry of final judgment or decree in any suit, action or proceeding instituted by it under the provisions of this Indenture or the Agreement, or before the completion of the enforcement of any other remedy under this Indenture or the Agreement.

          Section 912.  Notice of Defaults.  (a)  Within ninety
(90) days after (i) the receipt of notice of an Event of Default as provided in Section 901 hereof or (ii) the occurrence of an Event of Default under 901(a) or (b), the Trustee shall, unless such Event of Default shall have theretofore been cured, give written notice thereof by certified or registered first class mail to each Owner of Bonds then Outstanding, provided that, except in the case of a default in the payment of the principal or Redemption Price of or interest on any of the Bonds, the Trustee may withhold such notice if, in its sole judgment, it determines that the withholding of such notice is in the best interests of the Bondholders.

               (b) The Trustee shall, as soon as practicable, notify the Authority, the Letter of Credit Issuer and the Borrower of any Event of Default known to the Trustee.

          Section 913.  Waiver of Redemption Rights.  Upon the
occurrence and continuance of an Event of Default, to the extent
                                                                  PAGE 266
that such rights may then lawfully be waived, neither the Authority, nor anyone claiming through or under it, shall set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension or Redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture or a foreclosure under this Indenture. The Authority, for itself and all who may claim through or under it, hereby waives, on or after the date of foreclosure, to the extent that it lawfully may do so, the benefit of all such laws and all rights of appraisement and Redemption to which it may be entitled under the laws of the State of New Jersey.

          Section 914. Rights of Bank Regarding Collateral. So long as the Letter of Credit is in effect and the Letter of Credit Issuer is making all required payments with respect to the Bonds in accordance with the terms of the Letter of Credit, the right of the Trustee hereunder to grant consents, grant waivers, direct proceedings, pursue remedies and otherwise exercise any rights under this Indenture with respect to the Collateral shall be exercised by the Letter of Credit Issuer acting alone and the Trustee will execute any documents and take or refrain from taking all actions which the Trustee is required or entitled to execute or take or refrain from taking hereunder in accordance with the written request and instructions of the Letter of Credit Issuer provided that the Letter of Credit Issuer shall pay or agree to pay (subject to the Letter of Credit Issuer's right to reimbursement under the Reimbursement Agreement) any and all costs and expenses incurred or to be incurred in connection therewith.















                                                                    PAGE 267
                              ARTICLE X

                   AMENDMENT OF LOAN AGREEMENT

          Section 1001. Amendments to Loan Agreement Not Requiring Consent of Bondholders. Except for the amendments as provided in
Section 1002 hereof, the Authority and the Trustee may, with the consent of the Letter of Credit Issuer but without the consent of or notice to the Bondholders, consent to any amendment of the Loan Agreement including those which may be required (i) by the provisions of the Loan Agreement or the Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission, (iii) to grant or pledge to the Trustee for the benefit of the Bondholders any additional security, or (iv) in connection with any other change therein which, in the judgment of the Trustee acting in reliance upon an opinion of independent counsel, does not materially and adversely affect the rights of the Holders of the Bonds. Nothing in this Section contained shall permit, or be construed as permitting, any reduction in the payments required to be paid under the Loan Agreement without the consent of all Holders of the Outstanding Bonds and the Letter of Credit Issuer.

          Section 1002. Amendments to Loan Agreement Requiring Consent of Bondholders. Any reduction in the payments required to be paid under the Loan Agreement shall not be permitted without the publication of notice and the consent of all Holders of the Outstanding Bonds and the Letter of Credit Issuer. Such consent shall be given and procured as provided in Section 802 hereof.
























                                                                   PAGE 268
                           ARTICLE XI

                        DISCHARGE OF LIEN

          Section 1101. Defeasance of Bonds. (a) If the Authority shall pay or cause to be paid to all the Holders of any Outstanding Bonds the principal of, redemption premium, if any, and interest to become due thereon at the times and in the manner stipulated therein and herein with Available Moneys, and if the Authority shall keep, perform and observe all and singular the covenants and promises in the Bonds so paid and in this Indenture expressed as to be kept, performed and observed by it or on its part, then such Bonds shall cease to be subject to the Lien of this Indenture and the rights hereby granted shall cease, determine and be void, whereupon the Trustee shall cancel and discharge this Indenture; provided that the Trustee's obligation to pay to the Holders of the Outstanding Bonds the principal of, redemption premium, if any, and interest to become due thereon shall survive the cancellation and discharge of this Indenture; and provided further that in the event there has been a drawing under the Letter of Credit for which the Letter of Credit Issuer has not been fully reimbursed pursuant to the Reimbursement Agreement or any other obligations are then due and owing to the Letter of Credit Issuer under the Reimbursement Agreement, and upon written instructions from the Letter of Credit Issuer, the Trustee shall assign and turn over to the Letter of Credit Issuer, as subrogee or otherwise, all of the Trustee's right, title and interest under this Indenture, all balances held hereunder not required for the payment of the Bonds and such other sums and the Trustee's right, title and interest in, to and under the Loan Agreement. In such event the Trustee shall execute and deliver to the Authority such instruments in writing as shall be requisite to cancel the Lien hereof and shall assign and deliver to the Authority any property at the time subject to the Indenture which may then be in its possession, except amounts required to be paid to the Borrower under Section 413 hereof, which shall be assigned and delivered to the Borrower, and except cash or securities held by the Trustee for the payment of the principal of, redemption premium, if any, and interest on the Bonds. The Authority and the Borrower shall have no right to draw under the Letter of Credit for the payment of Bonds pursuant to this Section 1101.

               (b) Any Bond shall be deemed to be paid within the meaning of this Article and for all purposes of this Indenture when
(i) payment of the principal of and redemption premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) shall have been made or caused to be made in accordance with the terms thereof with Available Moneys, or shall have been made or caused to be made by irrevocably depositing in the Eligible Moneys Account of the Bond Fund other moneys of the Borrower, in the form of cash and/or obligations described in
Section 601(a)(i) hereof of the United States of America, maturing
                                                                   PAGE 269
as to principal and interest in such amounts and at such times as will ensure the availability of sufficient moneys to make such payment, and (ii) all necessary and proper fees, compensation and expenses, including legal fees of the Trustee, the Registrar, and the Paying Agent pertaining to the Bonds with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. At such times as a Bond shall be deemed to be paid hereunder, as aforesaid, such Bond shall no longer be secured by or subject to the lien of this Indenture, except for the purposes of any such payment from cash or such moneys or obligations described in Section 601(a)(i) hereof of the United States of America and shall be canceled pursuant to
Section 210 hereof.

               (c) Notwithstanding the foregoing subparagraph (b) hereinabove, no deposit thereunder shall be deemed a payment of the Bonds unless and until (i) proper notice of Redemption shall have been given in accordance with Article III of this Indenture or, in the event that the Bonds are not by their terms subject to Redemption within the next succeeding sixty (60) days, until the Borrower shall have given the Trustee, on behalf of the Authority, irrevocable instructions to notify the Owners of the Bonds, in accordance with Article III of this Indenture, that the deposit required by Section 1101(b) hereof has been made and that said Bonds are deemed to have been paid in accordance with the provisions hereof and stating the maturity or redemption date upon which the moneys are to be available for the payment of the principal of and the applicable redemption premium, if any, on said Bonds plus interest thereon to the due date thereof or the maturity date of such Bonds; (ii) a certificate from a nationally recognized accounting firm, acceptable to Moody's, verifying that the Available Moneys (but not including investment earnings thereon) deposited with the Trustee shall have been sufficient to pay when due the principal of, redemption premium, if any and interest accrued on such Outstanding Bonds to the date fixed for redemption;
(iii) legal opinion of Bond Counsel to the effect that the Bonds have been paid in accordance with the terms of this Indenture (such opinion being given in reliance on the verification report identified in (ii) above); and (iv) an opinion, acceptable to Moody's, of nationally recognized counsel experienced in bankruptcy matters stating the application of such Available Moneys or other moneys of the Borrower will not constitute a voidable preference in the event of an occurrence of an Act of Bankruptcy.

               (d)  The payment of principal of, redemption
premium, if any, and interest due thereon shall be made at the Principal Office of the Trustee upon surrender of the Bonds for cancellation.

               (e) The Trustee shall provide written notice to the Authority upon the maturity or defeasance of all of the Bonds
Outstanding.
                                                                 PAGE 270
                           ARTICLE XII

                          MISCELLANEOUS

          Section 1201. Consent of Bondholders. (a) Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of writings of similar tenor and may be signed or executed by such Bondholders in person or by agents appointed in writing and may, but shall not be required to, be obtained at a meeting of Bondholders called in such manner as the Trustee shall specify. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and may be conclusively relied on by the Trustee with regard to any action taken thereunder:

                 (i) The fact and date of the execution by any Person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the Person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution. The authority of the Person or Persons executing any such instrument on behalf of a corporate Bondholder may be established without further proof if such instrument is signed by a Person purporting to be the president or a vice-president of such corporation with a corporate seal affixed and attested by a Person purporting to be its secretary or an assistant secretary.

                (ii)     The ownership of Bonds and the amount,
          number and other identification, and the date of holding shall be determined by reference to the books of registration maintained by the Trustee as Bond Registrar.

               (b) For all purposes of the Indenture and of the proceedings for the enforcement hereof, such Person shall be deemed to continue to be the Holder of such Bond.

               (c) Any request, consent or vote of the Owner of any Bond shall bind all future Owners of such Bond with respect to anything done or suffered to be done or omitted to be done by the Authority or the Trustee in accordance therewith, unless and until such request, consent or vote is revoked by the filing with the Trustee of a writing, signed and executed by the Owner of the Bond, in form and substance and within such time as shall be satisfactory to the Trustee. The Trustee shall be entitled to rely on such request, consent or vote until such time, if any, until the same shall have been revoked.
                                                                   PAGE 271
          Section 1202. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person, other than the Authority, the Trustee, the Borrower, the Holders of the Bonds, and the Letter of Credit Issuer any legal or equitable right, remedy or claim under or in respect to this Indenture, or any covenants, conditions and provisions herein contained. The
Indenture and all of the covenants, conditions and provisions thereof are intended to be and are for the sole and exclusive benefit of such Persons.

          Section 1203. Limitation on Liability of Members of Authority. No covenant, condition or agreement contained herein shall be deemed to be a covenant, agreement or obligation of a present or future member of the Authority or any officer, employee or agent of the Authority in his or her individual capacity, and neither the Authority nor any officer thereof executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No member, officer, employee or agent of the Authority shall incur any personal liability with respect to any other action taken by him or her pursuant to this Indenture or the Act, provided such member, officer, employee or agent acts in good faith.

          Section 1204. Severability. (a) If any of the provisions of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases, because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions therein contained invalid, inoperative or unenforceable to any extent whatever.

               (b) The invalidity of any one or more phrases, sentences, clauses or Sections in this Indenture shall not affect the remaining portions hereof.

          Section 1205. Notices. All notices, certificates, requests, complaints, demands or other communications hereunder shall be in writing unless otherwise specified herein and shall be deemed sufficiently given when sent by telegram, telex or registered mail, postage prepaid, return receipt requested, or first class mail unless registered or certified mail is specified herein addressed as follows:

          (a)  If to the Authority:

               New Jersey Economic Development Authority
               200 South Warren Street
                                                                PAGE 272
               Capital Place One
               Trenton, New Jersey  08625
               Attention:  Executive Director

               with a copy to:

               Wilentz, Goldman & Spitzer, P.A.
               90 Woodbridge Center Drive
               Woodbridge, New Jersey  07095
               Attention:  Anthony J. Pannella, Jr., Esq./
                           Cheryl J. Oberdorf, Esq.

          (b)  If to the Trustee:

               Shawmut Bank Connecticut, National Association
               777 Main Street
               Hartford, Connecticut  06115
               Attention:  Corporate Trust
               Administration


          (c)  If to the Borrower:

               Burlington Coat Factory Warehouse
                 of New Jersey, Inc.
               1830 Route 130
               Burlington, New Jersey  08016
               Attention:  Chief Accounting Officer

               with a copy of such notice to:

               Paul C. Tang, Esq., general counsel, at the above address

          (d)  If to the Letter of Credit Issuer:

               First Fidelity Bank, National Association,
                New Jersey
               123 South Broad Street
               Philadelphia, Pennsylvania 19109
               Attention:  Stephen Clark, V.P.

               with a copy to:

               Pepper, Hamilton & Scheetz
               3000 Two Logan Square
               18th and Arch Streets
               Philadelphia, Pennsylvania 19103

The Authority and the Trustee may by notice given hereunder to the other, the Borrower and the Letter of Credit Issuer designate any further or different addresses to which subsequent notices, certificates, requests, complaints, demands or other communications
                                                                   PAGE 273
hereunder shall be sent. All notices required to be sent by the Trustee, the Authority, the Borrower, the Bondholders or the Placement Agent shall also be sent to the Letter of Credit Issuer, provided failure to so notify the Letter of Credit Issuer shall not negate the effect of such notice.

          Section 1206. Notice to Moody's. As long as the Bonds are rated by Moody's, the Trustee shall provide prior written notice in the manner provided in Section 1205 hereof to Moody's upon the occurrence of (i) the execution of any amendment, modification or supplement to the Loan Agreement pursuant to
Article X hereof; (ii) the execution of a Supplemental Indenture pursuant to Article VIII of the Indenture; (iii) any expiration, termination, revocation or extension of the Letter of Credit; (iv) any change in a Trustee or Paying Agent; (v) any material amendments, supplements or modification of the provisions of the Letter of Credit; and (vi) when all Bonds have been paid or deemed to have been paid pursuant to the terms of this Indenture.

          Section 1207.  Counterparts.  This Indenture may be
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 1208. Table of Contents and Section Headings Not Controlling. The table of contents and the headings of the several sections of this Indenture have been prepared for convenience of reference only and shall not control, affect the meaning of, or be taken as an interpretation of any provision of this Indenture.

          Section 1209.  Governing Law.  This Indenture and each
Bond shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be construed in accordance with the laws of said State of New Jersey.

          Section 1210. Third Party Beneficiary. So long as the Initial Letter of Credit Issuer honors its obligations under the Letter of Credit, the parties hereto acknowledge that the Initial Letter of Credit Issuer is a third party beneficiary hereunder.











                                                                  PAGE 274


         IN WITNESS WHEREOF, the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY has caused this Indenture to be executed by one of its officers thereunto duly authorized, its corporate seal to be hereunto affixed, and the same to be attested by one of its officers duly authorized, and Shawmut Bank Connecticut, National Association has caused this Indenture to be executed by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, all as of the day and year first above written.


ATTEST:                         NEW JERSEY ECONOMIC
                                DEVELOPMENT AUTHORITY
[SEAL]

                                By:
FRANK T. MANCINI, JR.              CAREN S. FRANZINI
Assistant Secretary                Executive Director

                                   SHAWMUT BANK CONNECTICUT,
                                   NATIONAL ASSOCIATION
                                   as Trustee

                                By:___________________________
                                   SUSAN C. MERKER
                                   Assistant Vice President














                                                                   PAGE 275


            NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
              ECONOMIC DEVELOPMENT REFUNDING BONDS
               (BURLINGTON COAT FACTORY WAREHOUSE
               OF NEW JERSEY, INC. - 1995 Project)


No. EDRB-_

MATURITY DATE:                  DATED DATE:  August 1, 1995

AUTHENTICATION DATE:

CUSIP:

INTEREST RATE:

REGISTERED OWNER:

PRINCIPAL SUM:  ___________________ Dollars ($          )

          THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a body politic and corporate and a public instrumentality of the State of New Jersey (the "State") and duly existing under the Constitution and laws of the State, including the New Jersey Economic Development Authority Act (the "Act"), for value received hereby promises to pay, (but solely from the sources described in this Bond), to the REGISTERED OWNER identified above, or registered assigns, the PRINCIPAL SUM, on the MATURITY DATE or on the date fixed for Redemption, as the case may be, together with INTEREST on the PRINCIPAL SUM from the DATED DATE, until the Authority's obligations with respect to the payments of such PRINCIPAL SUM shall be discharged, at the INTEREST RATE per annum stated above semiannually on the first days of March and September, commencing March 1, 1996.

           This Bond (as hereinafter defined) shall be payable as to principal or Redemption Price when due, upon presentation and surrender thereof, at the principal corporate trust office of Shawmut Bank Connecticut, National Association, Hartford,
Connecticut, as Trustee, Bond Registrar and Paying Agent (the
"Trustee"), or at the duly designated office of any duly appointed alternate or successor thereto. The interest on this Bond will be payable by check or bank draft and will be mailed to the Person in whose name each Bond is registered which appears on the registration books of the Authority held by the Trustee as determined as of the close of business on the fifteenth day
(whether or not a Business Day) of February and August (the "Record
Date").  Upon request, any Holder of at least one million dollars
($1,000,000) of Bonds shall be entitled to receive interest payments from the Trustee by wire transfer. Payment of the principal or Redemption Price of and interest on this Bond shall be
                                                                    PAGE 276
made in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE OF, IF ANY, OR INTEREST ON THE BONDS. THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (THE "AUTHORITY"), PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE (AS HEREAFTER DEFINED) AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

          No recourse shall be had for the payment of the principal or Redemption Price of or interest on this Bond or for any claim based hereon or on the Indenture, against any member, officer or employee, past, present or future of the Authority or of any successor body, as such, either directly or through the Authority or any successor body, under any constitutional provision, statute, rule of law, or by the enforcement of any assessment thereof by any legal or equitable proceedings or otherwise.

          Reference is made to the further provisions of this Bond set forth on the reverse side of this Bond; such provisions shall for all purposes have the same effect as if set forth at this place.

          It is hereby certified and recited that all acts, things and conditions required by the Constitution or statutes of the State or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed in due time, form and manner as required by law and that said issue of Bonds, together with all other indebtedness of the Authority, is within every debt and other limit prescribed by said Constitution or statutes.

          This Bond shall not be entitled to any right or benefit under the Indenture, or be valid or become obligatory for any purpose, until this Bond shall have been authenticated by the execution by the Trustee, or its successor as Trustee, or an authenticating agent thereof, of the certificate of authentication inscribed hereon.

          IN WITNESS WHEREOF, THE NEW JERSEY ECONOMIC DE
AUTHORITY has caused this Bond to be executed in its name by the manual or printed facsimile signature of its Executive Director and attested by the printed facsimile signature of its Assistant
Secretary, and the facsimile of its corporate seal to be impressed or imprinted hereon.
                                                                  PAGE 277

CERTIFICATE OF AUTHENTICATION

This Bond is one of the issue of
Economic Development Refunding Bonds
described and delivered pursuant
to the within mentioned
Indenture.

SHAWMUT BANK CONNECTICUT,        NEW JERSEY ECONOMIC
NATIONAL ASSOCIATION,            DEVELOPMENT AUTHORITY
as Trustee


By:_____________________         By:_________________________
   Authorized Signatory          Name:   Caren S. Franzini
                                 Title:  Executive Director

                                 Attest:


                                 By:_________________________
                                 Name:   Frank T. Mancini, Jr.
                                 Title:  Assistant Secretary

                                 [SEAL]
















                                                                  PAGE 278
                        [REVERSE OF BOND]


          1. Indenture; Loan Agreement. This Bond is one of an authorized issue of bonds (the "Bonds"), limited in aggregate principal amount to $10,000,000. The Bonds are issued under and governed by the Indenture of Trust dated as of August 1, 1995 (the "Indenture") between the Authority and Shawmut Bank Connecticut, National Association, Hartford, Connecticut, as Trustee and pursuant to a resolution of the Authority duly adopted July 11, 1995. THE TERMS AND PROVISIONS OF THE BONDS INCLUDE THOSE IN THE INDENTURE. BONDHOLDERS ARE REFERRED TO THE INDENTURE FOR A STATEMENT OF THOSE TERMS AND PROVISIONS. ANY CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE SAME MEANINGS ASCRIBED TO SUCH TERMS IN THE INDENTURE.

          The Bonds are issued pursuant to and in full compliance with the Act which authorizes the execution and delivery of the Loan Agreement (as hereinafter defined) and the Indenture.

          The Bonds are being issued for the purpose of providing funds to refund, on a current basis, $10,000,000 aggregate principal amount Economic Development Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1985 Project) of the New Jersey Economic Development Authority dated as of September 1, 1985 (the "Prior Bonds"), maturing on or after September 1, 1996 (the "Refunded Bonds") on September 1, 1995 (the "Project"), the proceeds of which Prior Bonds were used to finance a portion of a project which consisted of the acquisition of land and the construction of a building thereon to house the national distribution center of the Borrower, including the equipping of such building with rolling racks, conveyor systems and automated machinery, all located in the Township of Burlington, Burlington County, New Jersey (the "1985 Project"), and further providing, among other things, for the execution and delivery of the Indenture and the payment of necessary costs incidental thereto. To provide for the payment of the Bonds, the Authority and the Borrower have entered into a Loan Agreement dated as of the date of the Indenture (the "Loan Agreement"), under which the Borrower is obligated to pay, among other payments, all amounts coming due on the Bonds. The Authority has assigned all its rights except for certain Reserved Rights to such payments under the Loan Agreement to the Trustee as security for the Bonds.

          Executed counterparts of the Indenture, the Loan
Agreement, the Reimbursement Agreement (as hereinafter defined), the Letter of Credit (as hereinafter defined) and all documents and instruments executed in connection therewith, are on file at the principal corporate trust office of the Trustee.

          2. Source of Payments. The Bonds are special limited obligations of the Authority and, as provided in the Indenture, the Authority shall be obligated to pay the principal of, redemption
                                                                 PAGE 279
premium, if any, and interest on the Bonds solely from payments to be made by the Borrower under the Loan Agreement and from the Letter of Credit as described below (but only so long as the Letter of Credit is in effect) and from any other Revenues and moneys, securities, Funds and Accounts (including investments, if any) pledged to or held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the Authority or any other property now or hereafter owned by it. Except as otherwise provided in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal or Redemption Price of and interest under the Indenture to which reference is made for a description of the rights of the Holders of the Bonds, the rights and obligations of the Authority, and the rights, duties and obligations of the Trustee. No additional bonds may be issued under the Indenture. The Holder of this Bond shall have no right to enforce the provisions of the Indenture, the Loan
Agreement or the Letter of Credit or the rights and remedies thereunder, except as provided in the Indenture.

          3. Security. The Borrower has caused an Irrevocable, Direct-Pay Letter of Credit (the "Initial Letter of Credit") to be issued by First Fidelity Bank, National Association (as issuer of the Initial Letter of Credit the "Letter of Credit Issuer") to be delivered to the Trustee (the Initial Letter of Credit or any replacement or alternate Letter of Credit, the "Alternate Letter of Credit", collectively the "Letter of Credit"). The Initial Letter of Credit entitles the Trustee to draw an amount equal to the principal amount of the Outstanding Bonds to pay the principal of the Bonds when due at maturity or upon redemption or acceleration as described herein and in the Indenture, plus an amount equal to 210 days' interest accrued on the Outstanding Bonds (computed at a maximum rate of 6.125%). Unless extended, the Initial Letter of Credit expires September 15, 2000 or on the earlier occurrence of events specified therein. Subject to the provisions of the Indenture, the Borrower may cause an Alternate Letter of Credit to be substituted for the Letter of Credit then in effect, having terms substantially similar to the Initial Letter of Credit with the exception of the expiration date thereof. Unless the Initial Letter of Credit or an Alternate Letter of Credit substituted therefor is extended or replaced in accordance with the terms of the Indenture, this Bond will become subject to mandatory redemption as described below. The Initial Letter of Credit is being issued pursuant to a Letter of Credit Reimbursement Agreement dated August 1, 1995 (the "Reimbursement Agreement") between the Borrower and the Letter of Credit Issuer, under which the Borrower is obligated, among other things, to reimburse the Letter of Credit Issuer for any draws under the Initial Letter of Credit.

          4. Redemption. The Bonds are subject to Redemption prior to maturity as provided herein and in the Indenture.

          (a) Special Mandatory Redemption. The Bonds are subject to special mandatory redemption in whole as soon as practicable but
                                                                    Page 280
not later than the 90th day following (i) the Trustee's receipt of written notice of the occurrence of a Determination of Taxability or (ii) written notification by the Authority to the Trustee, the Letter of Credit Issuer and the Borrower that (a) the Borrower has ceased to operate the Project Facility or ceased to cause the Project Facility to be operated as an authorized project under the Act for twelve (12) consecutive months without first obtaining the prior written consent of the Authority, or (b) any of the representations and warranties of the Borrower contained in the Loan Agreement have proven to have been false or misleading in any material respect when made. In such event, the Bonds shall be redeemed by the Authority at a Redemption Price equal to 100% of the principal amount thereof plus accrued interest up to and including the redemption date.

          (b) Mandatory Redemption. The Bonds are subject to mandatory redemption, as a whole or in part, in minimum denominations of $25,000 and in integral multiples of $5,000 thereafter, on any Interest Payment Date, at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued up to such redemption date in the case of damage, destruction or condemnation of the Project in an amount equal to the net proceeds of any insurance, casualty or condemnation award received by the Bank and at the option of the Bank pursuant to
Section 5.24 of the Loan Agreement.

          (c) Extraordinary Mandatory Redemption. The Bonds are subject to extraordinary mandatory redemption by the Authority, in whole, on the Interest Payment Date immediately preceding the termination of the Initial Letter of Credit on September 15, 2000 (the "Letter of Credit Maturity Date") or the Interest Payment Date immediately preceding the Letter of Credit Maturity Date of an Alternate Letter of Credit, at a Redemption Price equal to 100% of the principal amount thereof, in the event the Borrower does not provide the Trustee, at least sixty (60) days prior to the Letter of Credit Maturity Date, with (i) written notice from the Letter of Credit Issuer to the Trustee that the Letter of Credit will be renewed by the Letter of Credit Issuer upon the Letter of Credit Maturity Date, which Letter of Credit shall have an expiration date of September 15 of any subsequent year or written notice from another bank to the Trustee that an Alternate Letter of Credit will be issued on or prior to the Letter of Credit Maturity Date, which Alternate Letter of Credit shall have an expiration date of September 15 of any subsequent year, and (ii) (A) an Alternate Letter of Credit meeting the requirements of Section 404(d)(i) of the Indenture which shall be presented to the Trustee at least sixty (60) days prior to the Letter of Credit Maturity Date and (B) the documents required to be delivered in Section 404(d)(ii) of the Indenture sixty (60) days prior to the Letter of Credit Maturity Date.

          (d)  Mandatory Redemption Due to Act of Bankruptcy of
Bank.  The Bonds are subject to mandatory redemption, as a whole,
                                                                    Page 281

at a Redemption Price equal to 100% of the principal amount of the Outstanding Bonds together with interest accrued thereon to the redemption date which is at least forty-five (45) days, but not more than seventy (70) days, after the date on which an Act of Bankruptcy of the Bank occurs, unless within thirty (30) days after the occurrence of an Act of Bankruptcy of the Bank, the Borrower has provided the Trustee with (i) an Alternate Letter of Credit, which Alternate Letter of Credit shall have an expiration date of September 15, of any subsequent year and (ii) the opinions and written notice set forth in Section 404 of the Indenture.

          (e) Optional Redemption. Subject to the payment of the redemption premium by the Borrower pursuant to Section 304 of the Indenture, the Bonds maturing on or after September 1, 2006 are subject to optional redemption by the Authority, at the direction of the Borrower, in whole at any time or in part on any Interest Payment Date, in minimum amounts of $25,000 and in integral multiples of $5,000 thereafter, on or after September 1, 2005, at the Redemption Prices (expressed as percentages of the principal amount) for the Redemption Periods set forth below, plus unpaid interest, if any, accrued up to the redemption date:

            Redemption Periods                 Redemption
            (Dates Inclusive)                  Prices

      September 1, 2005 to August 31, 2006        102.00%
      September 1, 2006 to August 31, 2007        101.00%
      September 1, 2007 and thereafter            100.00%

              (f)   Sinking Fund Redemption.  The Bonds maturing on
September 1, 2005 and September 1, 2010, respectively, shall be subject to redemption commencing September 1, 2004 and September 1,
2006, respectively, and on each September 1 thereafter, at a
Redemption Price equal to 100% of the principal amount thereof being redeemed plus accrued interest up to the redemption date.
The Trustee shall cause to be redeemed such Bonds in the aggregate principal amounts of the following Sinking Fund Installments on
September 1 of each of the following years:                       Page 282

                TERM BONDS DUE SEPTEMBER 1, 2005

            Year                     Sinking Fund Installment

            2004                     $665,000
            2005*                     735,000


                TERM BONDS DUE SEPTEMBER 1, 2010

            Year                     Sinking Fund Installment
            2006                     $   810,000
            2007                         895,000
            2008                         990,000
            2009                       1,095,000
            2010                       1,210,000

          Accrued interest on such Bonds so redeemed shall be paid from the Bond Fund, and all expenses in connection with such Redemption shall be paid by the Borrower. All Bonds redeemed under the Indenture shall be redeemed in the manner provided in the Indenture. The principal amount of Bonds to be redeemed in the years 2004 through 2010 shall be reduced by the amount of such Bonds that the Trustee has previously redeemed pursuant to Section 301(b) (special mandatory redemption) or 301(e) (optional redemption) of the Indenture.

             5. Selection of Bonds to be Redeemed. (a) A Redemption of Bonds shall be a Redemption of the whole or any part of the Bonds from any funds available for that purpose in accordance with the provisions of the Indenture. If less than all of the Bonds shall be called for Redemption under any provision of the Indenture permitting such partial redemption, the particular Bonds (or Authorized Denominations thereof), to be redeemed shall be selected by the Trustee by lot, using such method as the Trustee in its sole discretion may deem proper, in the principal amount designated in writing to the Trustee by the Borrower or otherwise as required by the Indenture. The Trustee shall be notified in writing pursuant to the Indenture not less than sixty (60) days prior to the date fixed for Redemption, but in the case of a Mandatory Redemption due to an Act of Bankruptcy of the Bank, not more than ten (10) days following the occurrence thereof.

             (b) Except as otherwise provided in the Indenture, any Bonds selected for Redemption which are deemed to be paid in accordance with the Indenture will bear interest up to, but not including, the date fixed for redemption.

             6.  Notice of Redemption; Rights of Holders.

             When Bonds are to be redeemed, the Trustee shall give
                                                                    Page 283
notice of such Redemption to the Holders in the name of the Authority, stating, among other things: (i) the Bonds to be redeemed; (ii) the redemption date; (iii) that such Bonds will be redeemed at the Principal Office of the Trustee; (iv) that on such redemption date there shall become due and payable upon each Bond to be redeemed the Redemption Price thereof together with unpaid interest accrued prior to the redemption date; (v) the CUSIP numbers assigned to the Bonds to be redeemed; (vi) the serial numbers and maturities of Bonds selected for Redemption, (except that where all of the Bonds are to be redeemed the serial numbers and maturities need not be specified); (vii) the interest rates and maturity dates of the Bonds to be redeemed; (viii) the date of mailing the notice of redemption; (ix) the record date for the Redemption (which shall be forty-five (45) days prior to the redemption date); and (x) that on the redemption date interest thereon shall cease to accrue. The notice of redemption shall state that Redemption is subject to receipt by the Trustee of Available Moneys sufficient to pay the Redemption Price of the Bonds to be redeemed on or before the redemption date.

             The Trustee shall mail the required notice, postage prepaid by first class mail, not less than thirty (30) days, nor more than sixty (60) days, prior to the applicable date to the Holders of any Bonds to be redeemed at the addresses thereof appearing on the Bond Register kept for such purpose. Failure to duly give such notice by mail, or any defect therein, shall not affect the validity of any proceeding for the Redemption of the Bonds.

             Pursuant to Section 304(b) of the Indenture, if on any redemption date Available Moneys for the Redemption of all Bonds or portions thereof to be redeemed, together with interest thereon to such redemption date, shall be held by the Trustee so as to be available therefor on such date, the Bonds or portions thereof so called for Redemption shall cease to bear interest and such Bonds or portions thereof shall no longer be Outstanding under the Indenture or be secured by or be entitled to the benefits of the Indenture. If such Available Moneys shall not be so available on such date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for Redemption and shall continue to be secured by and be entitled to the benefits of the Indenture.

             7. Denominations; Transfer; Exchange. The Bonds are in registered form without coupons in minimum principal denominations of $25,000 and in integral multiples of $5,000 thereafter.

             8.  Transferability of Bonds.  This Bond is
transferable only on the Bond Register upon surrender thereof at the Principal Office of the Trustee by the registered Owner thereof or by his attorney duly authorized in writing together with a written instrument of transfer satisfactory to the Trustee. Upon
                                                                    Page 284
such surrender, the Authority shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of the same series in Authorized Denominations in the aggregate principal amount which the registered Owner is entitled to receive. At the option of the Holder, Bonds may be exchanged for other Bonds of the like aggregate principal amount upon surrender of the Bonds to be exchanged at any such office. All Bonds presented for registration of transfer or for exchange, Redemption or payment (if so required by the Authority, the Bond Registrar or the Trustee), shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form satisfactory to the Bond
Registrar. No service charge shall be made for any exchange or registration of transfer of Bonds, but the Trustee may require payment of its expenses and a sum sufficient to cover all taxes or other governmental charges that may be imposed in relation thereto.
New Bonds delivered upon any registration of transfer or exchange shall be valid obligations of the Authority, evidencing the same debt as the Bonds surrendered, shall be secured by the Indenture and shall be entitled to all of the security and benefits thereof to the same extent as the Bonds surrendered.

             A Person in whose name a Bond shall be registered shall for all purposes of the Indenture, be deemed the absolute Owner thereof and, so long as the same shall be registered, payments of or on account of the principal, redemption premium, if any, and interest with respect to such Bond shall be made only to the registered Owner or his legal representative. All such payments so made to any such registered Owner or upon his order shall be valid and effectual to satisfy and discharge the liability of the Authority upon such Bond to the extent of the sum or sums so paid. The Authority and the Trustee shall not be affected by any notice to the contrary.

             The Authority and the Trustee shall not register, register the transfer of, or exchange Bonds for the period from the Record Date preceding an Interest Payment Date to the related Interest Payment Date, nor shall the Trustee register the transfer of or exchange any Bond during the period fifteen (15) days before the giving of a notice of redemption.

             9. Defaults and Remedies. The Indenture provides that the occurrence of certain events constitute Events of Default.
If an Event of Default occurs and is continuing, the Trustee may, and shall, upon the written direction of the Letter of Credit
Issuer, declare the principal of all the Bonds Outstanding and the interest accrued on such Bonds then to be due and payable immediately in the manner and with the effects and subject to the conditions set forth in the Indenture. An Event of Default and its consequences may be waived as provided in the Indenture.
Bondholders may not enforce the Indenture or the Bonds except as provided in the Indenture. Under certain circumstances, the Trustee may refuse to enforce the Indenture or the Bonds unless it
                                                                    Page 285
receives indemnity from the Holders satisfactory to it. Subject to certain limitations, Holders of fifty-one percent (51%) in aggregate principal amount of the Bonds then Outstanding may direct the Trustee in its exercise of any trust or power.





























                                                        Page 286

                  {Form of Abbreviations }

          The following customary abbreviations, when used in the inscription of the face of the within Bond, shall be construed as though they were written out in full according to applicable laws and regulations.

           TEN COM = as tenants in common
           TEN ENT = as tenants by the entireties
           JT TEN  = as joint tenants with right of survivorship
and                    not as tenants in common

Uniform Gifts to Minors Act -_______, Custodian _________________
                                (Cust)               (Minor)
          under Uniform Gift to Minors Act
_________________________
                                                     (State)
Additional Abbreviations may also be used though not in the above list.
                    { Form of Assignment }

            COMPLETE AND SIGN THIS FORM FOR ORDINARY
             ASSIGNMENT AND REGISTRATION OF TRANSFER

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Insert Name/Address and Taxpayer Identification No. of Assignee) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, as attorney to transfer said Bond on the Bond Register with full power of substitution and revocation in the premises.

Assignor's Signature:
Dated:  _______________________________________________
Signature Guaranteed: _________________________________

NOTE: Signature(s) must be guaranteed by a member firm of the New
York Stock Exchange or a commercial bank or trust company.

NOTICE: The signature to this Assignment must correspond with the name of the registered Owner as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.






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